                                                                 EXHIBIT 10.aaa



                           PURCHASE AND SALE AGREEMENT


     THIS PURCHASE AND SALE AGREEMENT (the "Agreement") is made as of the 24th day of December, 1996 (the "Effective Date"), by and between 333 WACKER DRIVE LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller"), having its principal office at 455 North Cityfront Plaza Drive, Chicago, Illinois 60611 and OVERSEAS PARTNERS CAPITAL CORP., a Delaware corporation ("Purchaser"), having an office at 115 Perimeter Center Place, Atlanta, Georgia 30346.

                                   WITNESSETH:

                                    ARTICLE I

                                PURCHASE AND SALE

     1.1 Agreement of Purchase and Sale. Subject to the terms and conditions hereinafter set forth, Seller agrees to sell and convey and Purchaser agrees to purchase the following:

          (a) that certain tract or parcel of land situated in Cook County, Illinois, more particularly described on EXHIBIT 1.1(a) attached hereto and made a part hereof, together with all and singular the rights and appurtenances pertaining to such property, including any right, title and interest of Seller in and to adjacent streets, alleys or rights-of-way (the property described in clause (a) of this Section 1.1 being herein referred to collectively as the "Land");

          (b) the buildings, structures, fixtures and other improvements on the Land, including specifically, without limitation, that certain office building located thereon having a street address of 333 West Wacker Drive, Chicago, Illinois (the property described in clause (b) of this Section 1.1 being herein referred to collectively as the "Improvements");

          (c) all of Seller's right, title and interest in and to all tangible personal property upon the Land or within the Improvements, including specifically, without limitation, appliances, furniture, carpeting, draperies and curtains, tools and supplies, and other items of personal property (excluding cash and proprietary software and electronic work product) used exclusively in connection with the operation of the Land and the Improvements including those items listed On EXHIBIT 1.1(c) hereto (the property described in clause (C) of this Section 1.1 being herein referred to collectively as the "Personal Property");

          (d) all of Seller's right, title and interest, as lessor, in and to all agreements listed and described on EXHIBIT 1.1(d) (the "Lease Schedule") attached hereto and made a part hereof, pursuant to which any portion of the Land or Improvement; is used or occupied by anyone other than Seller (the property described in clause (d) of this Section 1.1 being herein referred to collectively as the "Leases"); and


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          (e) all of Seller's right, title and interest in and to (i) all assignable contracts and agreements (collectively, the 'Operating Agreements") listed and described on EXHIBIT 1.1(e) (the "Operating Agreements Schedule") attached hereto and made a part hereof, relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property which will extend beyond the date of Closing (as such term is defined in Section 4.1 hereof), (ii) all assignable existing warranties and guaranties (expressed or implied) issued to Seller in connection with the Improvements or the Personal Property, (iii) any refunds of real estate taxes on the Property to the extent such refunds are payable to tenants under the Leases, and (iv) any tradenames, tradenames, copyrights and similar intellectual property relating to the Land, Improvements and the business conducted thereon by Seller (other than proprietary software and electronic work product) (the property described in this Section 1.1(e) being sometimes herein referred to collectively as the "Intangibles").

     1.2 Property Defined. The Land, the Improvements, the Personal Property, the Leases and the Intangibles are hereinafter sometimes referred to collectively as the "Property.

     1.3. Permitted Exceptions. The Property shall be conveyed subject to the matter which are, or are deemed to be, Permitted Exceptions pursuant to Article II hereof (herein referred to collectively as the "Permitted Exceptions").

     1.4 Purchase Price. Seller is to sell and Purchaser is to purchase the Property for a total of ONE HUNDRED NINE MILLION TWO HUNDRED FIFTY THOUSAND AND N0/100 DOLLARS ($109,250,000.00) (the "Purchase Price").

     1.5 Payment of Purchase Price. The Purchase Price, as increased or decreased by prorations and adjustments as herein provided, shall be payable in full at Closing in cash by wire transfer of immediately available federal funds to a bank account designated by Seller in writing to Purchaser prior to the Closing.

     1.6 Earnest Money. Simultaneously with the execution and delivery of this Agreement, Purchaser is depositing with Commonwealth Land Title Insurance Company (the "Escrow Agent"), having its office at 30 North LaSalle Street, Chicago, Illinois, the sum of One Million and No/100 Dollars ($1,000,000.00) (the "Earnest Money") in good funds, either by certified bank or cashier's check or by federal wire transfer. The Escrow Agent shall hold the Earnest Money in an interest-bearing account mutually acceptable to Purchaser and Seller in accordance with the terms and conditions of an escrow agreement entered into among Seller, Purchaser and Escrow Agent simultaneously with the execution of this Agreement. All interest accruing on such sum shall become a part of the Earnest Money and shall be distributed as Earnest Money in accordance with the terms of this Agreement.


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                                   ARTICLE II

                                TITLE AND SURVEY

     2.1 Title Examination: Commitment for Title Insurance. Seller has delivered to Purchaser a commitment to issue an ALTA Form B (1992) Owner's Title Insurance Policy identified as File No. H455-0827 with an effective date of November 21, 1996 (the "Title Commitment") covering the Land and Improvements from Commonwealth Land Title Insurance Company (the "Title Company"), showing all matters affecting title to the Property and binding the Title Company to issue at Closing an Owner's policy of Title Insurance in the full amount of the Purchase Price pursuant to and with such endorsements as provided in Section 2.4 hereof. The Title Company has delivered to Purchaser copies of all instruments referenced in Schedule B and Schedule C thereof.

     2.2 Survey. Seller has delivered to Purchaser and the Title Company an ALTA Urban survey of the Property (the "Survey") prepared by Haeger and Associates, Inc. (the "Surveyor"), certified on November 26, 1996 to Seller, Purchaser and the Title Company.

     2.3 Intentionally Omitted.

     2.4 Conveyance of Title. At Closing, Seller shall convey and transfer to Purchaser fee simple title to the Property as will enable the Title Company to issue to Purchaser an ALTA Owner's Policy of Title Insurance, Form B-1992 (the "Title Policy") covering the Land and Improvements, in the full: amount of the Purchase Price with "extended coverage", the endorsements described in Exhibit
2.4 hereto and such other endorsements as Purchaser may reasonably require. The Title Company shall also obtain reinsurance agreements with direct access rights in such amounts and with such companies as may be reasonably satisfactory to Purchaser, provided the Title Company shall retain at least $30,000,000 of liability. Notwithstanding anything contained herein to the contrary, the Property shall be conveyed subject to the following matters, which shall be deemed to be Permitted Exceptions:

          (a) the rights of tenants, as tenants only, under the Leases and any new Leases entered into between the Effective Date and Closing and approved by Purchaser in accordance with the terms of this Agreement; payable as of the date of Closing;

          (b) the lien of all ad valorem real estate taxes and assessments not yet due and payable as of the date of closing;

          (c) local, state and federal laws, ordinances or governmental regulations, including but not limited to, building and zoning laws, ordinances and regulations, now or hereafter in effect relating to the Property,

          (d) the items listed on Exhibit 2,4(d) hereto;

          (e) items appearing in any later date to the Title Commitment or show later revision of the Survey and, in either case, not objected to by Purchaser or waived or deemed waived by Purchaser in accordance with
     Section 2.5 hereof; and


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          (f) acts of Purchaser and parties acting by or through Purchaser.

     2.5 Pre-Closing "Gap" Title Defects. Purchaser may, at or prior to Closing, notify Seller in writing of any objections to title first raised by the Title Company or the Surveyor between (a) the effective date of the Title Commitment referred to above, and (b) the date on which the transaction contemplated herein is scheduled to close. With respect to any objections to title set forth in such notice, except any New Exceptions (as hereinafter defined), Seller shall have the right to cure such objections but shall not be obligated to cure any such objections unless any such objection is a New Exception. The term "New Exception" shall mean any exceptions to title arising after the effective date of the Title Commitment which resulted from the intentional act or omission of Seller. Within three (3) days after receipt of Purchaser's notice of such objections, Seller shall notify Purchaser in writing whether Seller elects to attempt to cure such objections. If Seller elects to attempt to cure, Seller shall have until the date of Closing to use reasonable commercial efforts to attempt to remove, satisfy or cure the same or cause the Title Company to provide affirmative insurance reasonably satisfactory to Purchaser, over same, in any event, in a manner reasonably satisfactory to Purchaser and for this purpose Seller shall be entitled to a reasonable adjournment of the Closing if additional time is required to a date mutually satisfactory to Seller and Purchaser, but in no event shall the adjournment exceed thirty (30) days after the date for Closing set forth in Section 4.1 hereof. If any such objection is the result of a New Exception Seller shall remove, satisfy or cure the same or cause the Title Company to provide affirmative insurance reasonably satisfactory to Purchaser over same, and for this purpose Seller shall be entitled to a reasonable adjournment of the Closing if additional time is required to a date mutually satisfactory to Seller and Purchaser, but in no event shall the adjournment exceed thirty (30) days after the date for Closing set forth in
Section 4.1 hereof. If Seller elects not to cure any objections, except a New Exception, specified in Purchaser's notice, or if Seller is unable to effect a cure of same prior to the Closing (or any date to which the Closing has been adjourned), Purchaser shall have the following options: (I) to accept a conveyance of the Property subject to the Permitted Exceptions, specifically including any matter objected to by Purchaser which Seller is unwilling or unable to cure, and without reduction of the Purchase Price, or (ii) terminate this Agreement by sending written notice thereof to Seller, and upon delivery of such notice of termination, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser, and thereafter neither party hereto shall have any further rights, obligations or liabilities hereunder except to the extent that any right, obligation or liability set forth herein expressly survives termination of this Agreement. If Seller notifies Purchaser that Seller does not intend to attempt to cure any such title objection; or if, having commenced a cure thereof; Purchaser shall, within three (3) business days after such notice has been given, notify Seller in writing whether Purchaser shall elect to accept the conveyance under clause (I) or to terminate this Agreement under clause
(ii).


                                 ARTICLE III

                                 INSPECTION

     3.1 Right of Inspection. During the period beginning on November 6, 1996 and ending at the Closing, Purchaser shall have the right to make a physical inspection of the Property, to perform tests on the Property and to examine at such place or places at the


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


Property, in the offices of the property manager or elsewhere as the same may be located. any operating files maintained by Seller or its property manager in connection with the leasing, maintenance and/or management of the Property, including, without limitation, the Leases, lease files, Operating Agreements, insurance policies, bills, invoices, receipts and other general records relating to the income and expenses of the Property, correspondence, surveys, governmental permits and consents, plans and specifications, warranties for services and materials provided to the Property, any engineering reports, indoor air quality reports, environmental audits and similar materials, litigation and claims files and materials, but excluding materials not directly related to the leasing, maintenance and/or management of the Property such as Seller's internal memoranda, appraisals and similar proprietary or confidential information. At Purchaser's request, Seller shall afford Purchaser the opportunity to discuss the Property with Seller's property manager, leasing agent and real estate tax consultant, at such reasonable times as Purchaser may from time to time request. Purchaser understands and agrees that any on-site inspections or testing of the Property shall be conducted upon at least twenty-four (24) hours' prior notice to Seller and, if Seller elects to be present, in the presence of Seller or its representative. Any such inspections and testing shall be performed by companies selected by Purchaser and approved by Seller, which approval shall not be unreasonably withheld or delayed. Purchaser agrees to repair any damage to the Property and to indemnify Seller against and hold Seller harmless from any claim for liabilities, costs, expenses (including reasonable attorneys' fees actually incurred) damages or injuries to property or to any person arising out of or resulting from the inspection or tearing of the Property by Purchaser or its consultants or agents, and notwithstanding anything to the contrary in this Agreement, such obligation to repair and to indemnify and hold harmless Seller shall survive Closing or any termination of this Agreement. Purchaser shall maintain and shall ensure that Purchaser's consultants involved in any such inspection maintain public liability and property damage insurance in the amount of $1,000,000 and in form and substance adequate to insure against all liability of Purchaser and its consultants, respectively, and each of its agents, employees or contractors, arising out of the inspections or testing. All inspections and testing shall occur at reasonable times agreed upon by Seller and Purchaser and shall be conducted so as not to interfere unreasonably with use of the Property by Seller or its tenants.


                                   ARTICLE IV

                                     CLOSING

     4.1 Time and Place. The consummation of the transaction contemplated hereby ("Closing") shall be held at the offices of Seller's counsel, Katten Muchin & Zavis, 525 West Monroe Street, Suite 1600, Chicago, Illinois, at 9:00 a.m. on December 31, 1996 (the "Closing Date"). At Closing, Seller and Purchaser shall perform the obligations set forth in, respectively,
Section 4.2 and Section 4.3, the performance of which obligations shall be concurrent conditions.

     4.2 Seller's Obligations at Closing. At Closing, Seller shall:

          (a) deliver to Purchaser a duly executed special warranty deed (the "Deed") in recordable form reasonably satisfactorily to Seller and Purchaser, conveying the Land


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

     and Improvements to Purchaser, or Purchaser's designee, subject only the Permitted Exceptions; the warranty of title in the Deed will be only as to claims made by, through or under Seller and not otherwise;

          (b) deliver to Purchaser a duly executed bill of sale in form reasonably satisfactory to Seller and Purchaser conveying the Personal Property with warranty of title and without warranty, expressed or implied, as to merchantability and fitness for any purpose;

          (c) assign to Purchaser, and Purchaser shall assume, the landlord/lessor interest in and to the Leases by duly executed assignment and assumption agreement in form reasonably satisfactory to Seller and Purchaser pursuant to which (i) Seller shall indemnify Purchaser and hold Purchaser harmless from and against any and all claims pertaining to the Leases arising from acts or a failure of Seller to act occurring prior to Closing and (ii) Purchaser shall indemnify Seller and hold Seller harmless from and against any and all claims pertaining to the Leases arising from acts or a failure of Purchaser to act occurring from and after the Closing, including without limitation, claims made by tenants with respect to tenants' security deposits to the extent paid, credited or assigned to Purchaser;

          (d) assign to Purchaser, and Purchaser shall assume, Seller's interest in the Operating Agreements and the other Intangibles by duly executed assignment and assumption agreement in form reasonably satisfactory to Seller and Purchaser pursuant to which (i) Seller shall indemnify Purchaser and hold Purchaser harmless from and against any and all claims pertaining to such Operating Agreements or the other Intangibles arising from acts or a failure to Seller to act occurring prior to Closing and (ii) Purchaser shall indemnify Seller and hold Seller harmless from and against any and all claims pertaining to such Operating Agreements or the other Intangibles arising from acts or a failure of Purchaser to act occurring from and after the Closing;

          (e) deliver to Purchaser such Tenant Estoppels (as defined in Section 5.4(b) hereof) as are in Seller's possession and such Seller Estoppels (as defined in Section 5.4(b) as Seller elects to deliver;

          (f) join with Purchaser to execute a notice in form and content reasonably satisfactory to Purchaser and Seller which Purchaser shall send to each tenant under each of the Leases informing such tenant of the sale of the Property and of the assignment to Purchaser of Seller's interest in, and obligations under, the Leases (including, if applicable any security deposits) and directing that all rent and other sums payable after the Closing under each such Lease shall be paid as set forth in the notice;

          (g) deliver to the Purchaser a certificate, dated as of the date of Closing and executed on behalf of Seller by a duly authorized officer of the general partner of Seller, stating that the representations and warranties of Seller contained in this Agreement are true and correct in all material respects as of the date of Closing (with appropriate modifications of those representations and warranties made in Section 5.1 hereof to reflect any changes therein including without limitation any changes resulting from



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

     actions in accordance with Section 5.4 hereof) or identifying any representation or warranty which is not, or no longer is, true and correct and explaining the state of facts giving rise to the change. In no event shall Seller be liable to Purchaser for, or be deemed to be in default hereunder by reason of, any breach of representation or warranty which results from any change that (I) occurs between the Effective Date and the date of Closing, and (ii) is expressly permitted under the terms of this Agreement or is beyond the reasonable control of Seller to prevent; provided, however, that the occurrence of a material change in the representations and warranties which is not expressly permitted hereunder or is beyond the reasonable control of Seller to prevent shall constitute the non-fulfillment of the condition set forth in Section 4.6(b) and if, despite changes or other matters described in such certificate, the Closing occurs, Seller's representations and warranties set forth in this Agreement shall be deemed to have been modified by all statements made in such certificate;

          (h) deliver to Purchaser such evidence as Purchaser's counsel and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Seller;

          (i) deliver to Purchaser an affidavit duly executed by Seller stating that Seller is not a "foreign person" as defined in the Federal Foreign Investment in Real Property Tax Act of 1980 and the 1984 Tax Reform Act;

          (j) deliver to Purchaser the Leases, Operating Agreements and licenses and permits, if any, in the possession of Seller or Seller's agents, together with all leasing and property files and records regarding the operation, ]casing and maintenance of the Property. Purchaser shall cooperate with Seller for a period of seven (7) years after Closing in case of Seller's need in response to any legal requirement, a tax audit, tax return preparation or litigation threatened or brought against Seller, by allowing Seller and its agents or representatives access, upon reasonable advance written notice (which notice shall identify the nature of the information sought by Seller), at all reasonable times to examine and make copies of any and all instruments, files and records which were in Seller's possession prior to Closing, which right shall survive the Closing provided that Seller reimburses Purchaser for its reasonable out-of-pocket costs and expenses in connection therewith;

          (k) deliver to Purchaser possession and occupancy of the Property, subject to the Permitted Exceptions;

          (l) deliver to Purchaser evidence of the termination of the management and leasing agreement with COMPASS;

          (m) join with Purchaser in the execution of a closing statement reflecting all prorations, credits and charges provided herein in a form reasonably satisfactory to Seller and Purchaser;

          (n) join with Purchaser in the execution of closing escrow instructions in customary form reasonably acceptable to Seller and Purchaser; and


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          (o) deliver such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement.

     4.3 Purchaser's Obligations at Closing. At Closing, Purchaser shall:

          (a) pay to Seller the full amount of the Purchase Price, as increased or decreased by prorations and adjustments as herein provided, in immediately available wire transferred funds pursuant to Section 1.5 above, it being agreed that at Closing the Earnest Money shall be delivered to Seller and applied towards payment of the Purchase Price;

          (b) join Seller in execution of the instruments described in Sections 4.2(c), 4.2(d), 4.2(f), 4.2(m) and 4.2(n) above;

          (c) deliver to Seller such evidence as Seller's counsel and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Purchaser; and

          (d) deliver such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement.

     4.4 Credits and Prorations.

          (a) The following shall be apportioned with respect to the Property as of 12:01 a.m., on January 1, 1997 (the "Proration Date"):

               (i) rents, if any, as and when collected (the term "rents" as used in this Agreement includes all payments due and payable by tenants under the Leases, including, without limitation, any deposits of estimated amounts of operating expenses, but not estimated amounts of 1995 real estate taxes and 1996 operating expenses for which Seller is entitled to all payments);

               (ii) payments under the Operating Agreements;

               (iii) gas, electricity and other utility charges for which Seller is liable, if any, such charges to be apportioned at Closing on the basis of the most recent meter reading occurring prior to Closing; and

               (iv) any other operating expenses or other items pertaining to the Property which are customarily prorated between a purchaser and a seller in the area in which the Property is located, other than general real estate taxes and assessments levied against the Property for the year 1996 (the "Taxes").

          (b) Notwithstanding anything contained in the foregoing provisions:

               (i) At Closing, (A) Seller shall, at Seller's option either deliver to Purchaser any security deposits pursuant to the Leases or credit to the account of

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
Purchaser the amount of such security deposits (to the extent such security deposits are not applied against delinquent rents or otherwise as provided in and in accordance with the Leases), and (B) Purchaser shall credit to the account of Seller all refundable cash or other deposits posted with utility companies serving the Property that are effectively assigned to Purchaser.

     (ii) Purchaser shall pay the Taxes prior to their becoming delinquent.

     (iii) As to gas, electricity and other utility charges referred to in
Section 4.4(a)(iv) above, Seller may on notice to Purchaser elect to pay one or more of all of said items accrued to the date hereinabove fixed for apportionment directly to the person or entity entitled thereto, and to the extent Seller so elects, such item shall not be apportioned hereunder, and Seller's obligation to pay such item directly in such case shall survive the Closing.

     (iv) Purchaser shall be responsible for the payment of (A) all Tenant Inducement Costs (as hereinafter defined) and leasing commissions, including those payable to COMPASS Management and Leasing, Inc. ("COMPASS"), which become due and payable (whether before or after Closing) as a result of any new Leases or renewals or expansions of existing Leases described on EXHIBIT 4.4(b)(iv)(A) hereto entered into between November 4, 1996 and the date of closing, (B) all Tenant Inducement Costs arising from Leases in existence prior to November 4, 1996 with respect to work or improvements to be performed pursuant to such Leases after the date of Closing which are not described on EXHIBIT 4.4(b)(iv)(B) hereto, and (C) all Tenant Inducement Costs and leasing commissions with respect to new leases or renewals or expansions of existing Leases entered into by Purchaser after Closing, including any leasing commissions payable to COMPASS or cooperating broker in accordance with the terms of the Management and Leasing Agreement dated October 1, 1993 between Seller and COMPASS and any agreement described on EXHIBIT 1.1(e), or as may otherwise be agreed or by COMPASS, the cooperating broker and Purchaser, with respect to new leases or renewals or expansions of existing Leases entered into by Purchaser within ninety (90) days of Closing with the parties listed on
EXHIBIT 4.4(b)(iv)(C) hereto. Seller shall be responsible for the cost to complete the voice evacuation system and for all Tenant Inducement Costs and leasing commissions which become due and payable (whether before or after Closing) with respect to the Leases, renewals or expansions described on EXHIBIT 4.4(b)(iv)(b) hereto. If, as of the date of Closing, Seller shall have paid any Tenant Inducement Costs or leasing commissions for which Purchaser is responsible pursuant to the foregoing provisions, Purchaser shall reimburse Seller therefor at Closing. If after the date of Closing, Purchaser pays any costs of completing the voice evacuation system or any Tenant Inducement Costs or leasing commissions for which Seller is responsible pursuant to the foregoing provisions, Seller shall reimburse Purchaser therefor within fifteen (15) days of Purchaser's request accompanied by applicable invoices. For purposes hereof, the term "Tenant Inducement Costs" shall mean any out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit


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

of the tenant thereunder which is in the nature of a tenant inducement, including specifically, without limitation, tenant improvement costs, construction management fees (including those payable to COMPASS while it was property manager), lease buyout costs, and moving, design and refurbishment allowances, in each case as, set forth in the Lease, the management agreement with COMPASS or otherwise disclosed to Purchaser in writing. The term "Tenant Inducement Costs" shall not include loss of income resulting from any free rental period, it being agreed that Seller shall bear the loss resulting from any free rental period until the date of Closing and that Purchaser shall bear such loss from and after the date of Closing. Purchaser shall have no obligation for and shall not assume or be responsible for any leasing commissions other than those described in this SECTION 4.4(b)(iv).


     (v) Unpaid and delinquent rent collected by Seller and Purchaser after the date of Closing shall be delivered as follows: (a) if Seller collects any unpaid or delinquent rent for the Property, Seller shall, within fifteen (15) days after the receipt thereof, deliver to Purchaser any such rent which Purchaser is entitled to hereunder relating to the Proration Date and any period thereafter, and (b) if Purchaser collects any unpaid or delinquent rent from the Property, Purchaser shall, within fifteen (15) days after the receipt thereof, deliver to Seller any such rent which Seller is entitled to hereunder relating to the period prior to the Proration Date. Seller and Purchaser agree that all rent received by Seller or Purchaser after the date of Closing shall be applied first to current rentals and then to delinquent rentals, if any, in inverse order of maturity. Purchaser will make a good faith effort after Closing to collect all rents in the usual course of Purchaser's operation of the Property, but Purchaser will not be obligated to institute any lawsuit or other collection procedures to collect delinquent rents. Reasonable collection costs with respect to delinquent rents shall be apportioned equitably to pre and post closing delinquent rents. In the event that there shall be any rents or other charges under any Leases which, although relating to a period prior to the Proration Date, do not become due and payable until after Closing or are paid prior to Closing but are subject to adjustment after Closing (such as reimbursements for 1995 real estate taxes and year end operating expense reimbursements and the like), then any rents or charges of such type received by Purchaser or its agents or Seller or its agents subsequent to Closing shall, to the extent applicable to a period extending through the Proration Date, be prorated between Seller and Purchaser's of the Proration Date and Seller's portion thereof shall be remitted promptly to Seller by Purchaser.

     (vi) Seller shall pay all Operating expenses incurred prior to the Proration Date and Purchaser shall pay all operating expenses incurred on and after the Proration Date. A final statement shall be prepared by Seller and Purchaser indicating Operating expenses for the Property for the year 1996 and real estate taxes paid in 1996 and setting forth the payments made by each tenant with respect thereto. Any underpayments Of operating expenses and real estate taxes paid in 1996 by tenants shall be billed to tenant and paid to Seller. Any overpayments of operating expenses and real estate taxes paid in 1996 by tenants

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

          shall be paid to tenants by Seller. At Seller's option, Seller may credit Purchaser at Closing for the estimate of any such overpayments and the parties shall make an appropriate adjustment at such time as the actual amount of such overpayment is determined.

          (c) To the extent any prorations are based upon estimated amounts, such prorations shall be adjusted when actual amounts are finally determined.

          (d)  The provisions of this Section 4.4 shall survive Closing.

          4.5 Closing Costs. Seller shall pay (a) the fees of any counsel representing it in connection with this transaction, (b) the fee for the title examination and the Title Commitment and the premium for the Owner's Policy of Title Insurance (with the endorsements described on EXHIBIT 2.4) to be issued to Purchaser by the Title Company at Closing, (c) the cost of the Survey, (d) the transfer tax imposed by the State of Illinois and the County of Cook, and (e) one-half (1/2) of any escrow fees and closing fees which may be charged by the Escrow Agent or Title Company. Purchaser shall pay (v) the transfer tax imposed by the City of Chicago; (w) the fees of any counsel representing Purchaser in connection with this transaction; (x) fees for recording the deed conveying the Property to Purchaser; the fee for any other endorsements required by Purchaser to the Owner's Policy of Title Insurance to be issued to Purchaser by the Title Company at Closing; and (z) one-half (1/2) of any escrow fees and closing fees charged by the Escrow Agent or Title Company. All other costs and expenses incident to this transaction and the closing thereof shall be paid by the party incurring same.

          4.6 Conditions Precedent to Obligation of Purchaser. The obligation of Purchaser to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of Closing of all of the following conditions, any or all of which may be waived in writing by Purchaser in its sole discretion:

          (a) Seller shall have delivered to Purchaser all of the items required to be delivered to Purchaser pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 4.2.

          (b) All of the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects as of the date of Closing (with appropriate modifications permitted under this Agreement).

          (c) Seller shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Seller as of the date of Closing.

          (d) Purchaser shall have received a Tenant Estoppel from or a Seller Estoppel with respect to (i) each tenant leasing in excess of 15,000 rentable square feet (together, the "Major Tenants"), and (ii) such other tenants under Leases so that Purchaser shall receive Tenant Estoppels or Seller Estoppels from or with respect to tenants (including the Major Tenants) leasing at least 570,000 rentable square feet.

In the event any of the foregoing conditions are not fulfilled or waived in writing by Purchaser by Closing, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser.

     4.7 Conditions Precedent to Obligation of Seller. The obligation of Seller to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of Closing of all of the following conditions, any or all of which may be waived in writing by Seller in its sole discretion:

          (a) Seller shall have received the Purchase Price as adjusted pursuant to and payable in the manner provided for in this Agreement.

          (b) Purchaser shall have delivered to Seller all of the items required to be delivered to Seller pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 4.3.

          (c) All of the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the date of Closing.

          (d) Purchaser shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Purchaser as of the date of Closing.

In the event any of the foregoing conditions are not fulfilled or waived in writing by Seller by Closing, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser.


                                   ARTICLE V

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

     5.1 Representations and Warranties of Seller. Seller hereby makes the following representations and warranties to Purchaser as of the Effective Date:

          (a) Organization and Authority.Seller has been duly organized and is validly existing under the laws of the State of Illinois. Seller has the full right and authority to enter into this Agreement and to transfer all of the Property to be conveyed by Seller pursuant hereto and to consummate or cause to be consummated the transactions contemplated herein to be made by Seller. The person signing this Agreement on behalf of Seller is authorized to do so.

          (b) Pending Actions. There is no action, suit, arbitration, unsatisfied order or judgment, governmental investigation or proceeding pending or threatened against Seller, the Property or the transactions contemplated by this Agreement, which, if adversely determined, could individually or in the aggregate have a material adverse effect on title to the Property or any portion thereof or which could in any material way interfere with the consummation by Seller of the transaction contemplated by this Agreement.

          (c) Leases. Seller is the lessor or landlord or the successor lessor or landlord under the Leases. Except as set forth in the Lease Schedule, there are no other leases or occupancy agreements to which Seller is a party affecting the Property. Except as otherwise set forth in the Leases, no presently effective rent concessions have been given to any tenants and no rent has been paid more than thirty (30) days in advance by any tenants respecting a period subsequent to the Closing. Except as forth in EXHIBIT 5.1(c) hereto or as otherwise disclosed to Purchaser, no tenants have asserted in writing any claims, defenses or offsets to rent. To Seller's knowledge, except as set forth in EXHIBIT 5.1(c) hereto or as otherwise disclosed to Purchaser, no material default, delinquency or breach exists on the part of any tenant. There are no material defaults or breaches on the part of the landlord under any Lease. In the event that any Tenant Estoppel delivered to Purchaser with respect of any Lease shall contain any statement of fact, information or other matter which is inconsistent with the matters stated in Seller's representations in this Section 5.l(c), the Tenant estoppel shall control and Seller shall have no liability for any claim based upon a breach of representation regarding such statement of fact, information or other matter contained in the Tenant Estoppel unless such claim arises out of an intentional misrepresentation of Seller. Notwithstanding anything to the contrary contained in this Agreement, but without limiting any of Seller's other representations and warranties contained in this Agreement, Seller does not represent or warrant that any particular Lease will be in force or effect at Closing or that the tenants under the Leases will have performed their obligations thereunder. Except as disclosed to Purchaser, Landlord has received no written notice of any tenant's intent to terminate its Lease. The termination of any Lease prior to Closing by reason of the tenant's default shall nor entitle Purchaser to an abatement of or credit against the Purchase Price or give rise to any other claim on the part of Purchaser.

          (d) Lease Brokerage. There are no lease brokerage agreements, leasing commission agreements or other agreement providing for payments of any amounts for leasing activities or procuring tenants with respect to the Property other than as disclosed in EXHIBIT 1.1(e) or EXHIBIT 4.4(b)(iv)
     (C).

          (e) No Violations. Except as described on EXHIBIT 5.1(e) hereto, Seller has not received prior to the Effective Date any written notification from any governmental or public authority and has "no knowledge (i) that the Property is in violation of any applicable fire, health, building, use, "occupancy or zoning laws, other than ADA (as hereinafter defined), where such violation remains outstanding or (ii) that any work is required to be done upon or in connection with the Property in order to comply with said laws, where such work remains outstanding.

          (f) Taxes and Assessments. True and complete copies of the most recent real estate tax bills for the Property have been delivered to Purchaser.

          (g) Condemnation. To Seller's knowledge, no condemnation proceedings relating to the Property are pending or threatened.

          (h) Insurance. Seller has not received any written notice from any insurance company or board of fire underwriters of any defects or inadequacies in or on the Property or any part or component thereof that would materially and adversely affect the insurability of the Property or cause any material increase in the premiums for insurance for the Property that have not been cured or repaired.

          (i) Environmental Matters. Except as set forth in any environmental assessment reports in Seller's possession and disclosed to Purchaser or as otherwise disclosed to Purchaser, Seller has no knowledge of any releases of Hazardous Substances affecting the Property in violation of environmental statutes, ordinances or regulations affecting the Property and Seller has received no written notification that any governmental or quasi-governmental authority has determined that there are any violations of environmental statutes, ordinances or regulations affecting the Property. As used herein, "Hazardous Substances" means all hazardous materials, substances, pollutants, contaminants, or wastes (including asbestos, petroleum, formaldehyde and polychlorinated biphenyls) currently identified as a hazardous substance or waste in the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (commonly known as "CERCLA"), as amended, the Superfund Amendments and Reauthorization Act (commonly known as "SARA"), the Resource Conservation and Recovery Act (commonly known as "RCRA"), or any other federal, state or local legislation, ordinances or regulations applicable to the Property.

          (j) Taxes. Seller has paid and shall pay all income taxes and other taxes that are or could become a lien or charge upon the Property (except for Taxes that are Permitted Exceptions as herein provided) and shall indemnify and hold harmless Purchaser and the Property hereunder from any claims, demands, liabilities or obligations in connection therewith.

          (k) Options, Etc. Except for the right of first offer granted to the limited partner in Seller pursuant to the partnership agreement of Seller pursuant to which said limited partner made an offer to purchase the Property on terms less favorable than the terms of this Agreement and which offer has been rejected by the general partner in Seller, Seller has not granted and there does not exist any option, first refusal right or other first opportunity right to purchase the Property.

          (l) Personal Property. To Seller's knowledge, Seller owns the Personal Property described on EXHIBIT 1.1(c) hereto.

          (m) Leases, Operating Agreements and Environmental Reports. To Seller's knowledge, Seller has delivered to Purchaser or made available to Purchaser, true and complete copies of the Leases, the Operating Agreements and that certain Phase I Environment Report prepared by Hygienetics Environmental Services, Inc. and dated March 18, 1996.

          (n) ERISA. Seller is not an employee benefit plan as defined in
     Section 3(3) of ERISA.

     5.2 Knowledge Defined. References to the "knowledge" of Seller shall refer only to the actual knowledge of the Designated Employees (as hereinafter defined) of Equitable Real Estate Investment Management, Inc. ("EREIM"), a subsidiary of the general partner of Seller, and COMPASS and shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller, any partner of Seller, EREIM, COMPASS or any affiliate of either of them, to any property manager, or to any other officer, agent, manager, representative or employee of Seller, any partner of Seller, EREIM or COMPASS or any affiliate thereof or to impose upon such Designated Employees any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. As used herein, the term "Designated Employees" shall refer to Michael A. Lunder of EREIM and Lloyd E. Berry and Karin Kraai of COMPASS.

     5.3 Survival of Seller's Representations and Warranties. The representations and warranties of Seller set forth in Section 5.1 as updated by the certificate of Seller to be delivered to Purchaser at Closing in accordance with Section 4.2(g) hereof, shall survive Closing for a period of one year.
No claim for a breach of any representation or warranty of Seller shall be actionable or payable (a) if the breach in question results from or is based on a condition, state of facts or other matter which was known to Purchaser prior to Closing, (b) unless the valid claims for all such breaches collectively aggregate more than Two Hundred Fifty Thousand Dollars ($250,000), in which event the full amount of such claims shall be actionable, and (c) unless written notice containing a description of the specific nature of such breach shall have been given by Purchaser to Seller prior to the expiration of said one year period and an action shall have been commenced by Purchaser against Seller within eighteen months of Closing. Notwithstanding the foregoing, the limitations set forth in clause (b) above shall not apply to a breach of the representation and warranty contained in Section 5.1(j) or to any claim under a Seller Estoppel.

     5.4 Covenants of Seller. Seller hereby covenants with Purchaser as follows:

          (a) From the Effective Date hereof until the Closing or earlier termination of this Agreement, Seller shall use reasonable efforts to operate and maintain the Property in a manner generally consistent with the manner in which Seller has operated and maintained the Property prior to the date hereof.

          (b) Seller shall use reasonable efforts but without obligation to incur any cost or expense) to obtain and deliver to Purchaser prior to Closing, a written estoppel certificate in the form of EXHIBIT 5.4(b)(1) attached hereto and made a part hereof signed by each tenant occupying space in the Improvements. The signed certificates are referred to herein as the "Tenant Estoppels". In the event that any such Tenant Estoppels are not so obtained and delivered, Seller shall have the right to execute and deliver to Purchaser at the Closing a certificate (hereinafter referred to as a "Seller Estoppel") in favor of Purchaser in the form of EXHIBIT 5.4(b)(2) attached hereto and made a part hereof with respect to tenants under Leases for which a Tenant Estoppel has not been obtained; provided, however, Seller shall be obligated to deliver Seller Estoppels to the extent required so that Purchaser shall have received Tenant Estoppels and Seller Estoppels with respect to an aggregate of 500,000 rentable square feet.

          (c) A copy of any renewal or expansion of an existing Lease or of any new Lease which Seller wishes to execute between the Effective Date and the date of Closing will be submitted to Purchaser prior to execution by Seller. Seller will not execute any such renewal or expansion of any existing Lease or any such new Lease without the prior written consent of Purchaser.

          (d) In the event of loss or damage to the Property or any portion thereof occurring between the Effective Date and the date of Closing, Seller agrees to maintain its business interruption insurance covering the Property after Closing until the repairs have been completed.

     5.5 Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller:

          (a) Purchaser is not acquiring the Property with the assets of an employee benefit plan as defined in Section 3(3) Of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

           (b) Purchaser has the full right, power and authority to purchase the Property as provided in this Agreement and to carry out Purchaser's obligations hereunder, and all requisite action necessary to authorize Purchaser to enter into this Agreement and to carry out its obligations hereunder have been, or by the Closing will have been, taken. The person signing this Agreement on behalf of Purchaser is authorized to do so.

           (c) There is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Purchaser which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

     5.6 Survival of Purchaser's Representations and Warranties. The representation and warranties of Purchaser set forth in Section 5.5(a) shall survive Closing and shall be a continuing representation and warranty without limitation; Purchaser shall survive Closing for a period of one year.

     5.7 Covenants of Purchaser. Purchaser hereby covenants with Seller that Purchaser shall, in connection with its investigation of the Property during the Inspection Period, inspect the Property for the presence of Hazardous Substances (as defined in Section 5.l(i) hereof), and shall furnish to Seller copies of any reports received by Purchaser in connection with any such inspection. Purchaser hereby assumes full responsibility for such inspections and, except for claims based on representations or warranties contained in Section 5.l(i), irrevocably waives any claim against Seller arising from the presence of Hazardous Substances on the Property. Purchaser shall also furnish to Seller copies of any other reports received by Purchaser relating to any other inspections of the Property conducted on Purchaser's behalf, if any (including, specifically, without limitation, any reports analyzing compliance of the Property with the provisions of the Americans with Disabilities Act ("ADA"), 42 U.S.C. section 12101, et Seq., if applicable).

        5.8 CAISSONS LICENSE FEES. The parties acknowledge that certain caissons comprising the foundation of the Improvements encroach into the public way. In the event the City of Chicago requires a permit or license for the maintenance of said encroachment and the City of Chicago imposes a fee in connection therewith, Seller agrees to pay any portion of such fee which may be imposed for the period prior to Closing. Purchaser agrees that it will not initiate any action to obtain such permit or license and will keep Seller apprised of any actions by the City of Chicago to require such permit or license and to impose any fee in connection therewith. The parties will cooperate in opposing any attempts by the City of Chicago to impose any fee for the maintenance of said encroachments.


                                  ARTICLE VI

                                   DEFAULT

        6.1 DEFAULT BY PURCHASER. If Purchaser defaults in the performance of any material obligation hereunder for any reason other than Seller's default, or the representation and warranty of Purchaser set forth in Section 5.5(a) is not true at Closing. Seller shall be entitled, as its sole remedy, to terminate this Agreement and receive the Earnest Money as liquidated damages for the breach of this Agreement, it being agreed between the parties hereto that the actual damages to Seller in the event of such breach are impractical to ascertain and the amount of the Earnest Money is a reasonable estimate thereof.

        6.2 DEFAULT BY SELLER. In the event that Seller fails to consummate the transaction contemplated by this Agreement for any reason other than Purchaser's default or the permitted termination of this Agreement by Seller or Purchaser as herein expressly provided, Purchaser shall be entitled, as its sole remedy, either (a) to receive the return of the Earnest Money and the payment by Seller for all out-of-pocket costs and expenses incurred by Purchaser in connection with this Agreement up to a maximum amount of $300,000, which return and payment shall operate to terminate this Agreement and release Seller from any and all liability hereunder, or (b) to enforce specific performance of Seller's obligations hereunder. Purchaser expressly waives its rights to seek additional damages in the event of Seller's default hereunder. Purchaser shall be deemed to have elected to terminate this Agreement and receive back the Earnest Money if Purchaser fails to file suit for specific performance against Seller in a court having jurisdiction in the county and state in which the Property is located, on or before ninety (90) days following the date upon which Closing was to have occurred.

                                 ARTICLE VII

                                 RISK OF LOSS

        7.1 MINOR DAMAGE. In the event of loss or damage to the Property or any portion thereof which is not "major" (as hereinafter defined), this Agreement shall remain in full force and effect provided Seller assigns to Purchaser all of Seller's right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies, business interruption insurance policies (for the period following Closing) or condemnation awards relating to the premises in question. The Purchase Price shall be reduced by an amount equal to the deductible amount under Seller's insurance policy. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser.

        7.2 MAJOR DAMAGE. In the event of a "major" loss or damage, either Seller or Purchaser may terminate this Agreement by written notice to the other party, in which event the Earnest Money shall be returned to Purchaser. If neither Seller nor Purchaser elects to terminate this Agreement within three
(3) days after Seller sends Purchaser written notice of the occurrence of major loss or damage, then Seller and Purchaser shall be deemed to have elected to proceed with Closing, in which event Seller shall assign to Purchaser all of Seller's right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies, business interruption insurance policies (for the period following Closing) or condemnation awards relating to the premises in question. The Purchase Price shall be reduced by an amount equal to the deductible amount under Seller's insurance policy. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser.

        7.3 DEFINITION OF "MAJOR" LOSS OR DAMAGE. For purposes of Section 7.1 and 7.2, "major" loss or damage refers to the following: (i) loss or damage to the Property or any portion thereof such that the cost of repairing or restoring the premises in question to a condition substantially identical to that of the premises in question prior to the event of damage would be, in the opinion of an architect selected by Seller and reasonably approved by Purchaser, equal to or greater than One Hundred Thousand and No/100 Dollars ($100,000.00), and (ii) any loss due to a condemnation which permanently and materially impairs the current use of the Property. If Purchaser does not give notice to Seller of Purchaser's reasons for disapproving an architect within two (2) days after receipt of notice of the proposed architect, Purchaser shall be deemed to have approved the architect selected by Seller.

                                 ARTICLE VIII

                                 COMMISSIONS

        8.1 BROKERAGE COMMISSIONS. Each party represents to the other that there has been no broker or finder engaged in connection with the sale of the Property other than Morgan Stanley & Co., Incorporated and Frain Camins & Swartchild (the "Brokers"). Seller agrees to pay the fee payable to Morgan Stanley & Co., Incorporated and Purchaser agrees to pay any fee payable to Frain Camins & Swartchild in connection with the transaction contemplated hereby.
Each party agrees that should any claim be made for brokerage commissions or finder's fees by any broker or finder other than the Brokers by, through or on account of any acts of said party or its representatives, said party will indemnify and hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense in connection therewith. The provisions of this paragraph shall survive Closing.

                                ARTICLE IX

                         DISCLAIMERS AND WAIVERS

     9.1 No Reliance on Documents. Except as expressly stated herein or in documents or certificates delivered pursuant hereto at Closing, Seller makes no representation or warranty as to the accuracy or completeness of any materials, data or information delivered by Seller to Purchaser in connection with the transaction contemplated hereby. Purchaser acknowledges and agrees that all materials, data and information delivered by Seller to Purchaser in connection with the transaction contemplated hereby are provided to Purchaser as a convenience only and that any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser, except as otherwise expressly stated herein or in documents or certificates delivered pursuant hereto at Closing. Without limiting the generality of the foregoing provisions, Purchaser acknowledges and agrees that (a) any environmental or other report with respect to the Property which is delivered by Seller to Purchaser shall be for general informational purposes only, (b) Purchaser shall not have any right to rely on any such report delivered by Seller to Purchaser, but rather will rely on its own inspections and investigations of the Property and any reports commissioned by Purchaser with respect thereto, and (c) absent a breach of representation or warranty, neither Seller, any affiliate of Seller nor the person or entity which prepared any such report delivered by Seller to Purchaser shall have any liability to Purchaser for any inaccuracy in or omission from any such report.

     9.2 DISCLAIMERS. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN DOCUMENTS OR CERTIFICATES DELIVERED PURSUANT HERETO AT CLOSING, IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESSED OR IMPLIED, WITH RESPECT TO PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE (OTHER THAN SELLER'S LIMITED WARRANTY OF TITLE TO BE SET FORTH IN THE DEED AND THE BILL OF SALE), ZONING, TAX CONSEQUENCES LATENT OR PATENT PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE PROPERTY WITH GOVERNMENTAL LAWS, THE TRUTH ACCURACY OR COMPLETENESS OF THE PROPERTY DOCUMENTS OR ANY OTHER INFORMATION PROVIDED BY OR ON BEHALF OF SELLER TO PURCHASER, OR ANY OTHER MATTER OR THING REGARDING THE PROPERTY. PURCHASER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO PURCHASER AND PURCHASER SHALL ACCEPT THE PROPERTY "AS IS, WHERE IS, WITH ALL FAULTS", EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT OR IN DOCUMENTS OR CERTIFICATES DELIVERED PURSUANT HERETO AT CLOSING. SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESSED IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, PROPERTY INFORMATION PACKAGES DISTRIBUTED WITH RESPECT TO THE

PROPERTY) MADE OR FURNISHED BY SELLER, THE MANAGER OF THE PROPERTY, OR ANY
REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT OR IN DOCUMENTS OR CERTIFICATES DELIVERED PURSUANT HERETO AT CLOSING. PURCHASER REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS PURCHASER DEEMS NECESSARY TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN DOCUMENTS OR CERTIFICATES DELIVERED PURSUANT HERETO AT ClOSING. UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER'S INVESTIGATIONS, AND PURCHASER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLER'S PARTNERS AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (AND SELLER'S PARTNERS AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS (INCLUDING, WITHOUT LIMITATION, ANY ENVIRONMENTAL LAWS) AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS. CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY UNLESS SUCH CLAIM RESULTS FROM A BREACH OF ANY APPLICABLE REPRESENTATION OR WARRANTY OF SELLER HEREUNDER OR IN ANY DOCUMENT OR CERTIFICATE DELIVERED PURSUANT HERETO AT CLOSING, SUBJECT TO THE PROVISIONS OF SECTION 5.3. PURCHASER AGREES THAT SHOULD ANY CLEANUP, REMEDIATION OR REMOVAL OF HAZARDOUS SUBSTANCES OR OTHER ENVIRONMENTAL CONDITIONS ON THE PROPERTY BE REQUIRED AFTER THE DATE OF CLOSING, PURCHASER SHALL MAKE NO CLAIM OR DEMAND AGAINST SELLER TO PROVIDE OR PAY FOR ALL OR ANY PART OF SUCH CLEAN-UP, REMOVAL OR REMEDIATTON UNLESS SUCH CLAIM RESULTS FROM A BREACH OF ANY APPLICABLE REPRESENTATION OR WARRANTY HEREUNDER OR IN ANY DOCUMENT OR CERTIFICATE DELIVERED PURSUANT HERETO AT CLOSING, SUBJECT TO THE PROVISIONS OF SECTION 5.3.

     9.3 Effect and Survival of Disclaimers. Seller and Purchaser agree that the provisions of this Article IX shall survive Closing.


                                   ARTICLE X

                                 MISCELLANEOUS

     10.1 Intentionally Omitted.

     10.2 Public Disclosure. Any release to the public of information with respect to the sale contemplated herein or any matters set forth in this Agreement prior to Closing or during the first four months following Closing, other than as may be required or desirable under applicable law, will be made only in the form approved by Purchaser and Seller and their respective counsel.

     10.3 Discharge of Obligations. The acceptance of the Deed by Purchaser shall be deemed to be a full performance and discharge of every representation and warranty made by Seller herein and every agreement and obligation on the part of Seller to be performed pursuant to the provisions of this Agreement, except those which are herein specifically stated to survive Closing.

     10.4 Assignment. Purchaser may not assign its rights under this Agreement without first obtaining Seller's written approval, which approval may be given or withheld in Seller's sole discretion. Under no circumstances shall Purchaser have the right to assign this Agreement to any person or entity owned or controlled by an employee benefit plan if Seller's sale of the Property to such person or entity would, in the reasonable opinion of Seller's ERISA advisor, create or otherwise cause a "prohibited transaction" under ERISA. In the event Purchaser assigns this Agreement or transfers any ownership interest in Purchaser, and such assignment or transfer would make the consummation of the transaction hereunder a "prohibited transaction" under ERISA and necessitate the termination of this Agreement then Purchaser shall be in default hereunder.

     10.5 Notices. Any notice pursuant to this Agreement shall be given in writing by (a) personal delivery, or (b) reputable overnight delivery service with proof of delivery, or (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given either at the time of personal delivery, or, in the case of expedited delivery service or mail, as of the date of first attempted delivery during normal business hours at the address and in the manner provided herein. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:

                            If to Seller:

                            333 Wacker Drive Limited Partnership
                            c/o   Equitable Real Estate Investment
                                  Management, Inc.
                            455 North Cityfront Plaza Drive
                            Suite 3200
                            Chicago, Illinois 60611-5555
                            Attn.: Michael A. Lunder
                            TELECOPY: (312) 527-5172

    with a copy to:         Equitable Real Estate Investment Management, Inc.
                            1150 Lake Hearn Drive
                            Atlanta, Georgia 30342
                            Attn.:        Michael J. McNamara
                            TELECOPY: (404) 848-8902

    and to:                 The Equitable Life Assurance Society of the United
                            States
                            787 Seventh Avenue
                            New York, New York 10019
                            Attn.:        Robert Colan
                            TELECOPY: (212) 554-1030

    and to:                 Katten Muchin & Zavis
                            525 West Monroe Street
                            Suite 1600
                            Chicago, Illinois 60661
                            Attn.:        Ira J. Swindler, Esq.
                            TELECOPY: (312) 902-1061

    If to Purchaser:        Overseas Partners Capital Corp.
                            115 Perimeter Center Place
                            Suite 940
                            Atlanta, Georgia 30346
                            Attn.:        Legal Department
                            TELECOPY: (770) 913-6756


    with a copy to:         Overseas Partners Ltd.
                            Craig Appin House
                            8 Wesley Street
                            Hamilton HM GX Bermuda
                            Attn.:        Bruce M. Barone
                            TELECOPY: (441) 292-9142
    and:                    Keck, Mahin & Cate
                            77 West Wacker Drive
                            Suite 4200
                            Chicago, Illinois 60601
                            Attn.: Minard E. Hulse, Esq.
                            TELECOPY: (312) 634-5000


     10.6 Intentionally Omitted.

     10.7 Modifications. This Agreement cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     10.8 Tenant Notification Letters. Purchaser shall deliver to each and every tenant of the Property under a Lease thereof a signed statement acknowledging Purchaser's receipt and responsibility for each tenant's security deposit to the extent and in accordance with the Lease (to the extent delivered by Seller to Purchaser at Closing), if any, all in compliance with and pursuant to the applicable provisions of applicable law. The provisions of this paragraph shall survive Closing.

     10.9 Calculation of Time Periods. Unless otherwise specified, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday under the laws of the State in which the Property is located, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday or legal holiday. The final day of any such period shall be deemed to end at 5 p.m., Central Standard time.

     10.10 Successors and Assigns. The terms and provisions of this Agreement are to apply to and bind the permitted successors and assigns of the parties hereto.

     10.11 Entire Agreement. This Agreement, including the Exhibits, contains the entire agreement between the parties pertaining to the subject matter hereof and fully supersedes all prior written or oral agreements and understandings between the parties pertaining to such subject matter.

     10.12 Further Assurances. Each party agrees that it will without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the purposes or subject matter of this Agreement. Without limiting the generality of the foregoing, Purchaser shall, if requested by Seller, execute acknowledgments of receipt with respect to any materials delivered by Seller to Purchaser with respect to the Property. The provisions of this Section 10.12 shall survive Closing.

     10.13 Counterparts. This Agreement may be executed in counterparts, and all such executed counterparts shall constitute the same agreement. It shall be necessary to account for only one such counterpart in proving this Agreement.

     10.14 Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect.

     10.15 Applicable Law. This Agreement is performable in the start in which the Property is located and shall in all respects be governed by, and construed in accordance with, the substantive federal laws of the United States and the laws of such state. Seller and Purchaser hereby irrevocably submit to the jurisdiction of any state or federal court sitting in the state in which the Property is located in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in a state or federal court sitting in the state in which the Property is located. Purchaser and Seller agree that the provisions of this section 10.15 shall survive the Closing of the transaction contemplated by this Agreement.

     10.16 No Third Party Beneficiary. The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Purchaser only and are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

     10.17 Exhibits. The exhibits attached hereto shall be deemed to be an integral part of this Agreement.

     10.18 Captions. The section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     10.19 Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

     10.20 Termination of Agreement. It is understood and agreed that if either Purchaser or Seller terminates this Agreement pursuant to a right of termination granted hereunder, such termination shall operate to relieve Seller and Purchaser from all obligations under this Agreement, except for such obligations as are specifically stated herein to survive the termination of this Agreement.

     10.21 Survival. The provisions of the following Sections of this Agreement shall survive Closing and shall not be merged into the execution and delivery of the Deed: 3.1; 4.2(j);4.4;5.3;5.6;5.8;8.1;9.3;10.2;10.8;10.12; and 10.15.

     IN WITNESS WHEREOF. the parties hereto have duly executed this Agreement as of the Effective Date.

               SELLER:

               333 WACKER DRIVE LIMITED PARTNERSHIP an Illinois limited partnership

               By: The Equitable Life Assurance Society of the United States. its general partner

                    By:     /s/ Michael Lunder
                            ------------------
                    Name:   Michael A. Lunder
                           -------------------
                    Title:  Investment Officer
                           -------------------


              PURCHASER:

              OVERSEAS PARTNERS CAPITAL CORP., a Delaware corporation

                    By:     /s/ Bruce M. Barone
                            --------------------
                    Name:   Bruce M. Barone
                            --------------------
                    Title:  President
                            --------------------

                                 Exhibit 1.1(a)


                         LEGAL DESCRIPTION OF THE LAND


PARCEL 1:

LOTS 7, 8 AND 9 IN ASSESSOR'S DIVISION OF LOTS 1, 2, 3, 7 AND 8 AND THE EAST
20 FEET OF LOT 6 IN BLOCK 21 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.


PARCEL 2:

THE EAST 1/4 OF LOT 6 AND THE WEST 1/4 OF LOT 7 IN BLOCK 21 IN ORIGINAL TOWN OF CHICAGO, OTHERWISE KNOWN AS LOTS 10 AND 11 IN ASSESSOR'S DIVISION OF LOTS 1, 2, 3, 7 AND 8 AND THE EAST 20 FEET OF LOT 6, ALL IN SAID BLOCK 21 IN ORIGINAL TOWN OF CHICAGO, IN THE CITY OF CHICAGO, IN COOK COUNTY, ILLINOIS.


PARCEL 3:

ALL OF LOT 5 AND THE WEST 1/2 OF LOT 6 AND THE WEST 1/2 OF THE EAST 1/2 OF LOT 6, ALL IN BLOCK 21 IN THE ORIGINAL TOWN OF CHICAGO, IN COOK COUNTY, ILLINOIS.


PARCEL 4:

THE EAST 1/4 OF LOT 1 AND THAT PART OF THE VACATED ALLEY LYING SOUTH AND ADJOINING SAID LAND IN BLOCK 21 IN THE ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.


PARCEL 5:

THE WEST 1/2 OF THE EAST 1/2 OF LOT 1 AND THAT PART OF THE VACATED ALLEY LYING SOUTH AND ADJOINING SAID LAND IN BLOCK 21 IN ORIGINAL TOWN OF CHICAGO IN THE SOUTH FRACTIONAL 1/2 OF SECTION 9 TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 6:

LOTS 3, 5 AND 6 IN ASSESSOR'S DIVISION OF LOTS 1, 2, 3, 7 AND 8 AND THE EAST 20 FEET OF LOT 6 IN BLOCK 21 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.


PARCEL 7:

THE EAST 1/2 OF ORIGINAL LOT 8 IN BLOCK 21 IN THE ORIGINAL TOWN OF CHICAGO IN THE SOUTH EAST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, SOMETIMES ALSO DESCRIBED AS:

LOT 4 IN ASSESSOR'S DIVISION OF LOTS 1, 2, 3, 7 AND 8 AND THE EAST 20 FEET OF LOT 6 IN BLOCK 21 IN ORIGINAL TOWN OF CHICAGO IN THE SOUTH EAST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

                                Exhibit 1.1(c)

                            OFFICE OF THE BUILDING
                            PERSONAL PROPERTY LIST

===============================================
TYPE OF FURNITURE                        NUMBER
-----------------------------------------------
Computer Stand                             1
-----------------------------------------------
Tables:

  Conference (Large)                       1
  Conference (Small)                       1
  Kitchen (Small)                          1
  Reception (Small)                        2
-----------------------------------------------
Chairs:

  Conference Room                         10
  Executive High Back                      3
  Kitchen                                  3
  Reception                                4
  Secretarial                              3
  Visitors                                11
-----------------------------------------------
Desks:
                                           3
  Executive                                3
  Secretarial
-----------------------------------------------
Credenzas                                  5
-----------------------------------------------
Ice Makers                                 1
-----------------------------------------------
Bookshelves:
  Lateral                                  4
  Vertical                                 4
-----------------------------------------------
IBM Series II Typewriter                   1
-----------------------------------------------
(Spiral) Binding Machine                   1
-----------------------------------------------
MIRTECH Security System                    1
-----------------------------------------------
Minolta Fax Machine                        1
-----------------------------------------------
Pitney Bowes Postage Meter                 1
-----------------------------------------------
Postage Scale                              1
-----------------------------------------------
Microwave Ovens                            1
-----------------------------------------------
Refrigerators                              1
===============================================

                            ENGINEERING DEPARTMENT
                            Personal Property List

--------------------------------------------------------------------------------
ITEM                               QUANTITY    ITEM                    QUANTITY
--------------------------------------------------------------------------------
Drill Presses                      2           Screw Drivers              20
Bench Grinders                     3           Desks                       3
Horizontal Bandsaw                 1           Credenza's                  3
Bearing Press                      1           File Cabinets               8
Wet/Dry Vacs                       4           Chairs                     10
Refrigerant Recovery Machines      3           Roll Around Tool Box        1
Hood Volumeter                     1           Tap & Die Set               1
Compac PC w/Monitor                1           3/4" Drive Socket Set       1
Laser Jet Printer                  1           1/2" Drive Socket Set       1
Walkie Talkies & Charger           6           3/8" Drive Socket Set       1
Toshiba Lap-Top                    1           Electric Drill Sharpener    1
Wire Cart                          1           Electric Router             1
Self-Contained Breathing           2           Router Bit Kit              1
Bench Vises                        2           Hole Saw Kit                1
Pipe Treading Machine              1           Glue Gun                    1
Tri-Pod Pipe Vise                  1           Combination Wrench         24
Cordless Drill 3/8"                2           Wood Chisel Set             1
Cordless Screwdriver               1           Electric Drills             4
Portable Band Saw                  1           Electric Shears             2
Table Saw                          1           Megger                      1
Jig Saw                            1           Multimeters                 2
Circular Saw                       1           Amphrobe                    1
Sawzall                            1           Electronic Circuit Locator  1
Hand Saw                           2           Kilowatt Hour Meter         1
Hack Saw                           2           Charging Sensor             1
Hammers                            5           Electronic Scale            1
Manometers                         2           Chart Recorders             2
Fire Extinguisher's              100           Maghelic                    3
CO2 Manlift                       35           Oxygen First Aid Kit        1
Electric Manlift                   1           Code Key Machine            1
House Fans                         1           Key Duplicative Machine     2
Parts Cabinet                      3           Lock Pin Kit                1
Metal Files                        8           Crow Bar                    3
Metal Cabinets                    10           Pinch Bar                   2
Electric Welders                   6           Engine Hoist                1
Scaffold Set                       2           Battery Charger             1
Pipe Wrenches                      1           100 h.p. Electric Motor     1
Oxy-Acet Torch Sets               12           75 h.p. Electric Motor      2
Gantry Set                         2           40 h.p. Electric Motor      1
2 Ton Electric Hoist               1           30 h.p. Electric Motor      2
Chain Falls                        1           25 h.p. Electric Motor      1
Vacuum Pumps                       2           15 h.p. Electric Motor      1
Bottle Jack                        2           Garage Sweeper              1
Pallet Jack                        1
First Aid Kit                      1

                             SECURITY DEPARTMENT
                            Personal Property List


=========================================================
    RADIO NUMBER                TYPE         QUANTITY
---------------------------------------------------------
        02                      P-100           01
---------------------------------------------------------
        04                      P-100           01
---------------------------------------------------------
        06                      P-100           01
---------------------------------------------------------
        07                      P-100           01
---------------------------------------------------------
        08                      P-100           01
---------------------------------------------------------
        10                      P-100           01
---------------------------------------------------------
        11                      P-100           01
---------------------------------------------------------
        12                      P-100           01
---------------------------------------------------------
        13                      P-100           01
---------------------------------------------------------
---------------------------------------------------------
                                TOTAL:       09 Radios
---------------------------------------------------------
---------------------------------------------------------
---------------------------------------------------------
    RADIO NUMBER                TYPE         QUALITY
---------------------------------------------------------
        14                      P-50            01
---------------------------------------------------------
        05                      P-50            01
---------------------------------------------------------
        15                      P-50            01
---------------------------------------------------------
        01                     SP-50            01
---------------------------------------------------------
        02                     SP-50            01
---------------------------------------------------------
        03                     SP-50            01
---------------------------------------------------------
        17                     SP-50            01
---------------------------------------------------------
        09                     SP-50            01
---------------------------------------------------------
        16                     SP-50            01
---------------------------------------------------------
---------------------------------------------------------
                                TOTAL:       09 Radios
---------------------------------------------------------
---------------------------------------------------------
    TOTAL RADIOS:                            18 Radios
---------------------------------------------------------
---------------------------------------------------------
06 Unit Charging Station                        02
---------------------------------------------------------
P-50 Charges Single Unit                        06
---------------------------------------------------------
P-100 Charges Single Unit                       02
---------------------------------------------------------
---------------------------------------------------------
    TOTAL CHARGERS:                             10
---------------------------------------------------------
---------------------------------------------------------
---------------------------------------------------------
Revised: 11/26/96
---------------------------------------------------------
---------------------------------------------------------

                                EXHIBIT 1.1(d)

                               333 WACKER DRIVE
                                LEASE SUMMARY


                TENANT                          SUITE                           DOCUMENT                        DATE
-----------------------------------------------------------------------------------------------------------------------

Ameritech Health Connections, Inc.              2900            Lease                                         05/12/93
Arbor Office Suites                              700            Lease                                         12/10/84
Arbor Office Suites                              700            Agreement                                     11/29/89
Arbor Office Suites                              700            Storage Agreement                             07/30/96
Arbor Office Suites                              700            Amendment to Lease                            08/31/92
Bain & Company, Inc.                            3000            First Amendment to Lease                      10/16/94
Bain & Company, Inc.                            3000            Lease                                         08/25/94
Bain & Company, Inc.                            3000            Storage Agreement                             Not Dated
Bain & Company, Inc.                            3000            Subordination, Non-Disturbance Agreement      03/08/95
Barack, Ferrazzano, Kirchbaum & Perlman         2700            Lease                                         12/01/87
Barack, Ferrazzano, Kirchbaum & Perlman         2700            First Amendment to Lease                      02/05/92
Barack, Ferrazzano, Kirchbaum & Perlman         2700            Second Amendment to Lease                     07/16/93
Barack, Ferrazzano, Kirchbaum & Perlman         2700            Third Amendment to Lease                      11/30/94
Barack, Ferrazzano, Kirchbaum & Perlman         2700            Storage Agreement                             03/08/95
Bard, Rao & Athanas Consulting Engineers         420            Lease                                         06/06/94
Bayerische Vereinbank AG                         680            Lease                                         05/13/87
Bjork Group                                      620            Letter Agreement                              01/03/94
Bjork Group                                      620            Extension Agreement                           01/26/96
Bjork Group                                      620            Extension Agreement                           11/26/96
Bjork Group                                      620            Guaranty                                      01/31/91
Bjork Group                                      620            First Amendment                               01/31/94
Bjork Group                                      620            Lease                                         02/26/86
Boker Investment Management, Inc.               1410            Extension Agreement                           02/26/86
Boker Investment Management, Inc.               1410            Second Amendment to Lease                     12/19/90
Boker Investment Management, Inc.               1410            Amendment to Lease                            05/04/87
Boker Investment Management, Inc.               1410            Lease                                         09/05/86
Bulgarian American Enterprise Fund              2080            First Amendment to Lease                      08/22/95
Bulgarian American Enterprise Fund              2080            Lease                                         03/31/92
Burditt & Radzius, Chartered                    2600            Lease                                         11/16/84
Burditt & Radzius, Chartered                    2600            Amendment to Lease                            07/26/87
Burditt & Radzius, Chartered                    2600            Second Amendment to Lease                     04/27/88
Burditt & Radzius, Chartered                    2600            Third Amendment to Lease                      02/28/91
Burditt & Radzius, Chartered                    2600            Fourth Amendment to Lease                     08/30/91
Carnow, Conibear & Associates, Ltd.             1400            Letter of Agreement                           09/20/90


                TENANT                          SUITE                           DOCUMENT                        DATE
-----------------------------------------------------------------------------------------------------------------------

Carnow, Conibear & Associates, Ltd.             1400            Guaranty                                      06/12/85
Carnow, Conibear & Associates, Ltd.             1400            First Amendment to Lease                      12/07/93
Carnow, Conibear & Associates, Ltd.             1400            Lease                                         Not Dated
Cassiday, Schade & Cloor                    1100 & 1200         Fourth Amendment to Lease                     12/01/92
Cassiday, Schade & Cloor                    1100 & 1200         Third Amendment to Lease                      08/01/85
Cassiday, Schade & Cloor                    1100 & 1200         Letter Agreement                              10/20/94
Cassiday, Schade & Cloor                    1100 & 1200         Amendment to Lease                            10/31/85
Cassiday, Schade & Cloor                    1100 & 1200         Addendum to Lease                             05/01/85
Cassiday, Schade & Cloor                    1100 & 1200         Lease                                         08/04/81
Cassiday, Schade & Cloor                    1100 & 1200         Second Amendment to Lease                     05/14/86
Cassiday, Schade & Cloor                    1100 & 1200         Storage Agreement                             10/16/96
Chicago Title & Trust Company                   2020            Lease                                         03/30/94
Daniel S. Hefter & Associates                   1650            First Amendment to Lease                      04/11/90
Daniel S. Hefter & Associates                   1650            Lease                                             3/89
Daniel S. Hefter & Associates                   1650            Third Amendment to Lease                          9/95
Daniel S. Hefter & Associates                   1650            Assignment of Lease                           02/07/92
Daniel S. Hefter & Associates                   1650            Second Amendment to Lease                     11/29/93
Digital Services Corporation                    Roof            Lease                                         08/01/96
Digital Services Corporation                    Roof            Assignment and Assumption                     09/30/96
Digital Services Corporation                    Roof            Landlord's Consent of Assignment              11/21/96
Facilities Capital Corporation                  1750            Lease                                         08/10/93
Facilities Capital Corporation                  1750            First Amendment to Lease                      04/21/94
Facilities Capital Corporation                  1750            Guaranty                                      08/10/93
Facilities Capital Corporation                  1750            Settlement Agreement and Release              08/28/96
Fallon McElligot Incorporated                   1430            Lease                                             9/94
Federal Home Loan Mortgage Corporation       210 & 2500         Amendment to Lease                            09/30/86
Federal Home Loan Mortgage Corporation       210 & 2500         Second Amendment to Lease                     08/29/89
Federal Home Loan Mortgage Corporation       210 & 2500         Fourth Amendment to Lease                     12/31/92
Federal Home Loan Mortgage Corporation       210 & 2500         Third Amendment to Lease                      01/27/92
Federal Home Loan Mortgage Corporation       210 & 2500         Fifth Amendment to Lease                      01/31/95
Federal Home Loan Mortgage Corporation       210 & 2500         Lease                                         10/30/85
Fist Portland Corporation                        240            Lease                                         12/04/96
Federal Home Loan Mortgage Corporation       210 & 2500         Addendum to Lease                             02/08/86
Forensic Technologies International, Inc.        600            Lease                                         06/16/93

                               333 WACKER DRIVE
                                 LEASE SUMMARY

                TENANT                          SUITE                           DOCUMENT                        DATE
-----------------------------------------------------------------------------------------------------------------------
Grayrock Capital Group, Inc.                1450                Lease                                         03/27/95
Grayrock Capital Group, Inc.                1860                First Amendment to Lease                      11/10/96
Grosvenor Capital Management, L.P.          1600                Third Amendment to Lease                      05/23/96
Grosvenor Capital Management, L.P.          1600                Lease                                         11/02/92
Grosvenor Capital Management, L.P.          1600                First Amendment to Lease                      05/14/94
Grosvenor Capital Management, L.P.          1600                Second Amendment to Lease                     05/23/95
Haggerty, Koenig & Hill                      510                Lease                                         07/22/92
Harris, Rothenberg International             820                Lease                                         Not Dated
Harris, Rothenberg International             810                First Amendment to Lease                      02/27/95
Horwood, Marcus & Braun                     2800                Lease                                         03/01/89
Horwood, Marcus & Braun                     2800                Addendum to Lease                             05/07/89
Horwood, Marcus & Braun                     2800                First Lease Agreement                         07/01/91
Horwood, Marcus & Braun                     2800                Second Lease Agreement                        04/30/92
James Layton International, Inc.            1050                Lease                                         04/08/93
John Nuveen & Company, Incorporated       31-36 Flrs.           First Amendment to Lease                      02/27/86
John Nuveen & Company, Incorporated       31-36 Flrs.           Lease                                         08/10/84
John Nuveen & Company, Incorporated       31-36 Flrs.           Second Amendment to Lease                     01/29/88
John Nuveen & Company, Incorporated       31-36 Flrs.           Fourth Amendment to Lease                     02/28/92
John Nuveen & Company, Incorporated       31-36 Flrs.           Fifth Amendment to Lease                      01/01/93
John Nuveen & Company, Incorporated       31-36 Flrs.           Third Amendment to Lease                      10/30/89
Karad Drug Company, Inc.                    Lobby               Lease                                             9/94
Karad Drug Company, Inc.                    Lobby               First Amendment to Lease                      08/31/95
Katz Randall & Weinberg                   1700 & 1800           Agreement                                     11/10/95
Katz Randall & Weinberg                   1700 & 1800           Lease                                         04/30/95
Kensington International                     610                Lease                                         08/30/94
Kenwood Associates, Inc.                     400                Lease                                         02/01/96
Linda's Magic Nails                         ML100               Lease                                         01/02/96
MacKelvie & Associates                       830                First Amendment to Lease                      08/07/95
MacKelvie & Associates                       830                Lease                                            09/94
National Equity Advisors, Inc.              2070                Lease                                         09/22/94
Nythan, Pfister, Bambrick & Kinzie, P.C.     810                Lease                                         01/24/92
Pepi Corporation                            Lobby               Lease                                         Not Dated
Performance Analytics, Inc.                 1010                Lease                                         05/04/92
Performance Analytics, Inc.                 1010                First Amendment to Lease                      07/31/96


                               333 WACKER DRIVE
                                 LEASE SUMMARY

                TENANT                          SUITE                           DOCUMENT                        DATE
-----------------------------------------------------------------------------------------------------------------------
Physician Advisors to Disability Managers      470                 Lease                                       10/28/95
Rose & Associates                             1710                 Letter of Agreement                         11/10/95
Rose & Associates                             1710                 Lease                                       10/18/95
Sanchez & Daniels                              500                 First Amendment to Lease                    10/31/95
Sanchez & Daniels                              500                 Lease                                       12/12/91
Sheldon F. Good Realty, Inc.                   450                 Lease                                       10/31/96
Sheldon F. Good Realty, Inc.                   450                 First Amendment to Lease                    09/13/96
Sheldon F. Good Realty, Inc.                   450                 Storage Agreement                           02/01/87
Skadden, Arps, Slate, Meagher & Flom        21-23 Flrs.            Storage Agreement                           02/17/94
Skadden, Arps, Slate, Meagher & Flom        21-23 Flrs.            Lease                                       08/30/88
Spectra Marketing Systems, Inc.                900                 Lease                                          05/96
Tetra Pak Inc.                             1500 & 1620             First Amendment to Lease                    03/14/94
Tetra Pak Inc.                             1500 & 1620             Lease                                       Not Dated
Tetra Pak Inc.                             1500 & 1620             Addendum to Lease                              05/91
Tilton & Lewis Associates, Inc.                200                 First Amendment to Lease                    09/30/93
Tilton & Lewis Associates, Inc.                200                 Lease                                       03/10/86
AAR/RAILINC                                   2950                 Third Amendment to Sublease                 05/30/96
AAR/RAILINC                                   2950                 Assumption and Consent                      12/15/93
AAR/RAILINC                                   2950                 Second Amendment to Sublease                02/23/94
AAR/RAILINC                                   2950                 Lease                                       12/02/87
AAR/RAILINC                                   2950                 First Amendment to Sublease                 01/31/91
AAR/RAILINC                                   2950                 Assumption and Consent                      08/01/93
Urban Investment and Development              2100                 Fourth Amendment to Lease                   01/24/86
Urban Investment and Development              2100                 Second Amendment to Lease                   01/30/94
Urban Investment and Development              2100                 Third Amendment to Lease                    05/01/85
Urban Investment and Development              2100                 Amendment to Lease                          05/01/93
Urban Investment and Development              2100                 Fifth Amendment to Lease                    01/29/87
Urban Investment and Development              2100                 Sixth Amendment to Lease                    06/30/88
Urban Investment and Development              2100                 Lease                                       05/01/83
VTEL Corporation                              1060                 Lease                                          05/96


                                Exhibit 1.1(e)


                         OPERATING AGREEMENT SCHEDULE


Janitorial Service Agreement with Admiral Maintenance Service, L.P. dated September 1, 1995.

Security Office Contract with ABM Security Services dated October 1, 1996.

Elevator Maintenance Agreement with Otis Elevator dated January 1, 1996.

Exterior Landscaping and Plant Maintenance Service Agreement with Brickman Landscape dated April 1, 1995.

Interior Landscaping and Plant Maintenance Service Agreement with Interior Garden Services, Inc. dated April 1, 1995.

Maintenance, Mechanical and Electrical Operations Management Agreement with Unicco Services Company dated August 15, 1996.

Fire Alarm System Test and Inspection with Advanced Fire dated September 1,
1994.

Parking Facility Management Agreement with General Parking, L.P. dated January 1, 1995.

Maintenance Service Agreement with Metal Maintenance, Inc. dated November 1,
1995.

Waste Removal Service Agreement with Browning-Ferris Industries dated June 1, 1993.

Energy Management Agreement with Landis & Gyr dated January 1, 1994.

Window Cleaning Agreement with BSS Services, Inc. dated October 1, 1994.

Window Equipment Maintenance Agreement with Skyline Maintenance dated March 1, 1993.

Revolving Door Maintenance Agreement with Midwest Door Services dated November 1, 1993.

Energycheck Services with Servidyne dated January 1, 1994.

Pest Control Service Agreement with C&C Pest Control dated August 1, 1996.

Copy Machine Maintenance Agreement with Minolta/Copelco Leasing dated February 26, 1994.

                         OPERATING AGREEMENT SCHEDULE


Computer Software Service/Maintenance Agreement with Sanwa Leasing dated February 28, 1996.

Laptop Computer Service/Maintenance Agreement with Sanwa Leasing dated February 28, 1996.

Conference Room Furniture lease with Bankers Leasing dated November 1, 1996.

Communications Service Agreement with MFS/Realcom dated July 31, 1996.

Tenant Work Order Software Service/Maintenance Agreement with American Computer Company dated November 18, 1996.

Security Card Access Service/Maintenance Agreement with Mirtech International Security dated January 1, 1994.

Lease Commission Agreement between COMPASS Management & Leasing, Inc. and CB Commercial Real Estate Group, Inc. dated December 6, 1996 for Nyhan, Pfister, Bambrick & Kinzie.

Lease Commission Agreement between COMPASS Management & Leasing, Inc. and Frederick J. Panici, broker, dated November 15, 1996 for The Bjork Group.

Lease Commission Agreement between COMPASS Management & Leasing, Inc. and CB Commercial Real Estate Group, Inc. dated December 6, 1996 for FTI Corporation.

Lease Commission Agreement between COMPASS Management & Leasing, Inc. and Frain Camins & Swartchild dated November 29, 1996 for Kensington International.

Lease Commission Agreement between COMPASS Management & Leasing, Inc. and Frain Camins & Swartchild dated October 16, 1996 for Cassiday, Schade & Gloor.

Service Agreement with Ballost and Lamp Recycling, Inc.

Maintenance Agreement/Mail Machine with Pitney Bowes.

Lease Agreement with Mister Leasing Corporation dated September, 1992.

                                 Exhibit 2.4




1.      Zoning 3.1 (with parking and loading)
2.      Owners Comprehensive
3.      Survey
4.      Access
5.      Deletion of Creditors' Rights Exclusion
6.      Tax Parcel
7.      Location
8.      Contiguity
9.      Encroachment Endorsement for Caisson Bells

                                Exhibit 2.4(d)


                             PERMITTED EXCEPTIONS


1. Permanent, perpetual and exclusive easement and right of way of the construction, maintenance, and operation of subways and tunnels, as condemned by the City of Chicago, a municipal corporation, in case number 39C11577, Circuit Court of Cook County, Illinois, in, through and under part of the land.

2. Encroachments of the caissons located mainly on the land over the Southerly line of the land onto Lake Street by up to 4.86 feet, over the Easterly line of the land onto Franklin Street by up to 3.55 feet, and over the Northwesterly line of the land onto Wacker Drive by up to 5.20 feet.

                            Exhibit 4.4(b)(iv)(A)


                Tenant Inducement Costs & Leasing Commissions

                                                                      Base-
                                                             Base-    Bldg.                  Leasing
                            Square              Alterations  Bldg.   Capital     Leasing   Commissions Total     Purchaser  Seller
     Project/Tenant          Feet  Alterations  Expended    Capital  Expended  Commissions  Expended   Expended  Credit     Credit
First Portland Corporation  1,127   $7,384.10   $6,119.00    $0.00    $0.00     $4,189.44     $0.00    $6,119.00   $0.00   $6,119.00

Totals                              $7,384.10   $6,119.00    $0.00    $0.00     $4,189.44     $0.00    $6,119.00   $0.00   $6,119.00



                            EXHIBIT 4.4(b)(iv)(B)

                 TENANT INDUCEMENT COSTS & LEASING COMMISSIONS


                                                                             Base-Bldg.                    Leasing
                                                    Alterations  Base-Bldg.   Capital        Leasing     Commissions       Total
       Project/Tenant    Square Feet  Alterations    Expended    Capital     Expended      Commissions    Expended        Expended
       --------------    -----------  -----------    --------    -------     --------      -----------    --------        --------
Performance Analytics        10,199  $ 35,695.00  $ 11,100.36  $  7,578.00  $  7,758.00   $ 81,989.82  $ 81,989.82   $  100,666.18
Spectra Marketing            14,875  $383,750.00  $302.886.81  $      0.00  $      0.00   $111,318.34  $111,318.34   $  414,205.15
Kenwood Associates           10,991  $ 29,126.00  $      0.00  $      0.00  $      0.00   $ 70,069.10  $ 70,069.10   $   70,069.10
Facility Capital Corporation  3,479  $ 50,000.00  $ 32,141.00  $      0.00  $      0.00   $      0.00  $      0.00   $   32,141.00
Sheldon Good Realty           7,182  $  6,486.00  $  6,486.00  $      0.00  $      0.00   $ 22,587.39  $ 22,587.39   $   29,073.39
Nations Credit                3,702  $ 65,748.00  $  5,775.00  $      0.00  $      0.00   $ 10,841.35  $ 10,841.35   $   16,616.35

Voice Evacuation System(1)           $      0.00  $      0.00  $640,000.00  $560,000.00   $      0.00  $      0.00   $  560,000.00

Totals                               $573,805.00  $358,389.17  $647,578.00  $567,576.00   $296,806.00  $296,806.00   $1,222,771.17

(1) Completion of the Voice Evacuation System is anticipated for first quarter 1997 at an additional cost of $80,000.

                            EXHIBIT 4.4(b)(iv)(C)

December 20, 1996

Protected Transactions for Compass Management and Leasing, Inc.


Transaction Name                                 Square Footage/Floor        Cooperating Broker
----------------                                 --------------------        ------------------
1.  Harris Rothenberg International              1,111 rsf/9 or 18           None.
2.  MacKelvie and Associates                     3,924 rsf/9                 None.
3.  Nyhan, Pfister, Bambrick and Kinzie          10,497 rsf/8                CB Commercial.
4.  FTI International                            7,899 rsf/6                 CB Commercial.
5.  The Bjork Group                              1,300/9,2 or 18             Frederick J. Panici.
6.  John Nuveen & Company, Inc.                  4,833 rsf/30                None.  Nuveen compensating
                                                                             John Buck Company.
7.  Bain & Company                               3,600 rsf/30                None.
8.  Spectra Marketing                            2,045 rsf/9                 None.
9.  Bayerische Vereinsbank                       6,500 rsf/6                 Galbreath.
10. Ameritech                                    16,000 rsf/3                Equis
11. Fallon McElligott                            3,500 rsf/14 or 6           None.
12. Kensington International                     1,929 rsf/6                 Frain, Carrins & Swartchild.
13. KSM Associates, Inc.                         1,781 rsf/16                None.
14. Cassiday, Schade & Gloor                     49,516 rsf/10, 11 and 12    Frain, Carrins & Swartchild.
15. John Nuveen & Company, Inc.                  116,722 rsf/30-36           John Buck Company.
16. Skadden, Arps, Slate, Meagher & Flom         126,235 rsf/19-24           LaSalle Partners.
17. Bain & Company                               10,285 rsf/29               None.
18. Lanier Worldwide Inc.                        7,572 rsf/17                Equity Resources.
19. Blatt, Hammesfahr & Eaton                    5,000 rsf/20                Julien J. Studley
20. 2020 Associates                              4,500 rsf/20 or 6           None.
21. Fakhra Travel                                1,000/2                     None.
22. United Advertising                           3,000 rsf/9 or 2            Frain Carrins & Swartchild.
23. Richard Michael Group                        7,572 rsf/17                Grubb & Ellis.
24. CMW Mortgage                                 2,500 rsf/2                 U.S. Equities Realty.
25. Harris                                       16,000 rsf/3                Bennett & Kahnweiler.
26. Pencor Marketing and Publications            5,000 rsf/2,6, or 9         Bennett & Kahnweiler.
27. Fisher & Fisher                              6,000 rsf/6                 JP Commercial.
28. Physician Advisors Group                     3,525 rsf/4                 Equity Resources.
29. Kenwood Associates                           3,525 rsf/4                 Equity Resources.
30. Sheldon Good & Company                       1,991 rsf/4                 Goldie B. Wolfe & Company.
31. Bard, Rao & Athanas                          4,500 rsf/2, 6, 9 or 18     Rose and Associates.
32. Archer Management                            3,600 rsf/2, 6 or 10        None.
33. Barack, Ferrazzano, Kirschbaum
    and Perlman.                                 3,189/28                    None.


                                EXHIBIT 5.1(c)


                     EXCEPTIONS TO LEASE REPRESENTATIONS


1. An audit of operating expenses and real estate taxes is being conducted by Cassiday, Schade & Gloor.

                                EXHIBIT 5.1(e)

              [COMPASS MANAGEMENT AND LEASING, INC. LETTERHEAD]


MEMORANDUM

TO:             Ira Swidler
                Michael Lunder

FROM:           Lloyd Berry

DATE:           December 19, 1996

SUBJECT:        333 West Wacker Drive
                Notice from the Chicago Bureau of Fire Prevention

--------------------------------------------------------------------------------

COMPASS was notified by the City of Chicago Bureau of Fire Prevention of certain violations of the Municipal Code related to two particular issues:

1. Test of the fire alarm and evacuation system and submittal of final results to the Bureau. We have tested the fire alarm and submitted final results. We have not tested the voice evacuation system as a result of our replacement of the system. We will test the system and submit results upon completion of the capital project. The delay in fulfilling this violation is a direct result of delays caused by the City of Chicago Bureau of Fire Prevention in approving our final plans for the new system.

2. As a result of changes to the Municipal Code in 1996, tenants with electro-magnetic locks must submit plans to the Bureau of Fire Prevention for approval of their existing system. This condition exists with nine tenants.
We will work with the nine affected tenants to correct these violations. These actions are the direct result of changes to the Municipal Code.

I am attaching a copy of the notice we received from the City of Chicago Bureau of Fire Prevention for your review.

Please contact me if you have any questions.

/s/ Lloyd
--------------------
Lloyd

attachments

                                EXHIBIT 5.1(e)

AREA   C01                  CITY OF CHICAGO                    ICN  3045231
    -------            BUREAU OF FIRE PREVENTION                  -----------
                         444 NO. DEARBORN ST.
                          CHICAGO, IL 60610
RAYMOND E. OROZCO                                                   [SEAL]
Fire Commissioner

JOHN T. ORMOND
Deputy Fire Commissioner


COMPASS MANAGEMENT                       DATE OF INSPECTION   11/01/96
T.J. BROOKOVER, MGR.                                       --------------------
333 W. WACKER                            DATE OF NOTICE       11/18/96
ROOM 880                                               ------------------------
CHICAGO IL 60606                         WIDTH 00720 LENGTH 00360 HEIGHT 036 04
                                              -------      -------      -------
                                         BLDG NO  00000  TENANT NO.
                                                ---------          ------------
                                         FLOOR 000 ROOM         TYPE  AN
                                              -----    ---------    -----------
                                         CONS'T   R    BADGE NO.   124
                                               --------         ---------------
                                         OCCUP CLASS   E100  M001
                                                    ---------------------------


You are hereby notified as owner, agent, lessee or occupant of the structure
located at        00333 W. WACKER
          ---------------------------------------------------------------------


0095    001449
        SEC. 13-160-269 PROVIDE APPROVED ELECTRO-MAGNETIC LOCKING DEVICES ON EXIT DOOR(S). SUBMIT THREE (3) SETS OF PLANS TO THE BUREAU OF FIRE PREVENTION AND OBTAIN APPROVAL BEFORE STARTING WORK.
        33RD FLOOR EAST (SENSOR)

0096    001451
        SEC. 13-160-269 REMOVED UNAPPROVED ELECTRO-MAGNETIC LOCKING DEVICE(S). 33RD FLOOR WEST (SENSOR)

0097    001449
        SEC. 13-160-269 PROVIDE APPROVED ELECTRO-MAGNETIC LOCKING DEVICES ON EXIT DOORS(S). SUBMIT THREE (3) SETS OF PLANS TO THE BUREAU OF FIRE PREVENTION AND OBTAIN APPROVAL BEFORE STARTING WORK.
        33RD FLOOR WEST (SENSOR)

AREA   C01                  CITY OF CHICAGO                    ICN  3045231
    -------            BUREAU OF FIRE PREVENTION                  -----------
                         444 NO. DEARBORN ST.
                          CHICAGO, IL 60610
RAYMOND E. OROZCO                                                   [SEAL]
Fire Commissioner

JOHN T. ORMOND
Deputy Fire Commissioner


COMPASS MANAGEMENT                       DATE OF INSPECTION   11/01/96
T.J. BROOKOVER, MGR.                                       --------------------
333 W. WACKER                            DATE OF NOTICE       11/18/96
ROOM 880                                               ------------------------
CHICAGO IL 60606                         WIDTH 00720 LENGTH 00360 HEIGHT 036 04
                                              -------      -------      -------
                                         BLDG NO  00000  TENANT NO.
                                                ---------          ------------
                                         FLOOR 000 ROOM         TYPE  AN
                                              -----    ---------    -----------
                                         CONS'T   R    BADGE NO.   124
                                               --------         ---------------
                                         OCCUP CLASS   E100  M001
                                                    ---------------------------


You are hereby notified as owner, agent, lessee or occupant of the structure
located at        00333 W. WACKER
          ---------------------------------------------------------------------
        to report to a Compliance Board Hearing to be held on December 10, 1996 9:00 A.M. at 558 W. DEKOVEN

                A recent reinspection of the above premises indicates that notices previously sent by the City of Chicago concerning violations of the Municipal Code have apparently been disregarded.

                You are hereby given an opportunity to explain the failure to comply with the Municipal Code. Failure to respond will result in a lawsuit being initiated against you.

0013    001295
        SECTION 13-76-030, 13-76-040, 13-76-050, 13-76-060, 13-76-070,
        13-76-080, 13-76-100, 13-76-120 PROVIDE FOR A TEST OF THE FIRE ALARM AND EVACUATION SYSTEM. THE TEST PROCEDURE, THE INDIVIDUALS OR ORGANIZATION CONDUCTING SAID TEST, AND THE FINAL RESULTS MUST BE APPROVED BY THE FIRE PREVENTION BUREAU.

0093    001451
        SEC. 13-160-269 REMOVED UNAPPROVED ELECTRO-MAGNETIC LOCKING DEVICE(S). 34TH FLOOR HUMAN RESOURCES

0094    001451
        SEC. 13-160-269 REMOVED UNAPPROVED ELECTRO-MAGNETIC LOCKING DEVICE(S). 33RD FLOOR EAST (SENSOR)

AREA   C01                  CITY OF CHICAGO                    ICN  3045231
    -------            BUREAU OF FIRE PREVENTION                  -----------
                         444 NO. DEARBORN ST.
                          CHICAGO, IL 60610
RAYMOND E. OROZCO                                                   [SEAL]
Fire Commissioner

JOHN T. ORMOND
Deputy Fire Commissioner


COMPASS MANAGEMENT                       DATE OF INSPECTION   11/01/96
T.J. BROOKOVER, MGR.                                       --------------------
333 W. WACKER                            DATE OF NOTICE       11/18/96
ROOM 880                                               ------------------------
CHICAGO IL 60606                         WIDTH 00720 LENGTH 00360 HEIGHT 036 04
                                              -------      -------      -------
                                         BLDG NO  00000  TENANT NO.
                                                ---------          ------------
                                         FLOOR 000 ROOM         TYPE  AN
                                              -----    ---------    -----------
                                         CONS'T   R    BADGE NO.   124
                                               --------         ---------------
                                         OCCUP CLASS   E100  M001
                                                    ---------------------------


You are hereby notified as owner, agent, lessee or occupant of the structure
located at        00333 W. WACKER
          ---------------------------------------------------------------------


0098    001870
        SEC. 15-4-870, 13-160-260, 2-36-280 KEEP ALL EXIT DOORS SO THAT THEY CAN BE EASILY OPENED FROM THE INSIDE WITHOUT THE USE OF A KEY OR ANY SPECIAL KNOWLEDGE.
        33RD FLOOR

0099    001451
        SEC. 13-160-269 REMOVED UNAPPROVED ELECTRO-MAGNETIC LOCKING DEVICE(S). 32ND FLOOR RECEPTION NORTH

0100    001449
        SEC. 13-160-269 PROVIDE APPROVED ELECTRO-MAGNETIC LOCKING DEVICES ON EXIT DOOR(S). SUBMIT THREE (3) SETS OF PLANS TO THE BUREAU OF FIRE PREVENTION AND OBTAIN APPROVAL BEFORE STARTING WORK.
        32ND FLOOR RECEPTION NORTH

AREA   C01                  CITY OF CHICAGO                    ICN  3045231
    -------            BUREAU OF FIRE PREVENTION                  -----------
                         444 NO. DEARBORN ST.
                          CHICAGO, IL 60610
RAYMOND E. OROZCO                                                   [SEAL]
Fire Commissioner

JOHN T. ORMOND
Deputy Fire Commissioner


COMPASS MANAGEMENT                       DATE OF INSPECTION   11/01/96
T.J. BROOKOVER, MGR.                                       --------------------
333 W. WACKER                            DATE OF NOTICE       11/18/96
ROOM 880                                               ------------------------
CHICAGO IL 60606                         WIDTH 00720 LENGTH 00360 HEIGHT 036 04
                                              -------      -------      -------
                                         BLDG NO  00000  TENANT NO.
                                                ---------          ------------
                                         FLOOR 000 ROOM         TYPE  AN
                                              -----    ---------    -----------
                                         CONS'T   R    BADGE NO.   124
                                               --------         ---------------
                                         OCCUP CLASS   E100  M001
                                                    ---------------------------


You are hereby notified as owner, agent, lessee or occupant of the structure
located at        00333 W. WACKER
          ---------------------------------------------------------------------

0101    001451
        SEC. 13-160-269 REMOVED UNAPPROVED ELECTRO-MAGNETIC LOCKING DEVICE(S). 32ND FLOOR ADVISORY CORP

0102    001449
        SEC. 13-160-269 PROVIDE APPROVED ELECTRO-MAGNETIC LOCKING DEVICES ON EXIT DOOR(S). SUBMIT THREE (3) SETS OF PLANS TO THE BUREAU OF FIRE PREVENTION AND OBTAIN APPROVAL BEFORE STARTING WORK.
        32ND FLOOR ADVISORY CORP

0103    001451
        SEC. 13-160-269 REMOVED UNAPPROVED ELECTRO-MAGNETIC LOCKING DEVICE(S). 32ND FLOOR EAST SIDE

0104    001449
        SEC. 13-160-269 PROVIDE APPROVED ELECTRO-MAGNETIC LOCKING DEVICES ON EXIT DOOR(S). SUBMIT THREE (3) SETS OF PLANS TO THE BUREAU OF FIRE PREVENTION AND OBTAIN APPROVAL BEFORE STARTING WORK.
        32ND FLOOR EAST SIDE

AREA   C01                  CITY OF CHICAGO                    ICN  3045231
    -------            BUREAU OF FIRE PREVENTION                  -----------
                         444 NO. DEARBORN ST.
                          CHICAGO, IL 60610
RAYMOND E. OROZCO                                                   [SEAL]
Fire Commissioner

JOHN T. ORMOND
Deputy Fire Commissioner


COMPASS MANAGEMENT                       DATE OF INSPECTION   11/01/96
T.J. BROOKOVER, MGR.                                       --------------------
333 W. WACKER                            DATE OF NOTICE       11/18/96
ROOM 880                                               ------------------------
CHICAGO IL 60606                         WIDTH 00720 LENGTH 00360 HEIGHT 036 04
                                              -------      -------      -------
                                         BLDG NO  00000  TENANT NO.
                                                ---------          ------------
                                         FLOOR 000 ROOM         TYPE  AN
                                              -----    ---------    -----------
                                         CONS'T   R    BADGE NO.   124
                                               --------         ---------------
                                         OCCUP CLASS   E100  M001
                                                    ---------------------------


You are hereby notified as owner, agent, lessee or occupant of the structure
located at        00333 W. WACKER
          ---------------------------------------------------------------------

0105    001451
        SEC. 13-160-269 REMOVED UNAPPROVED ELECTRO-MAGNETIC LOCKING DEVICE(S). 32ND FLOOR WEST SIDE

0106    001449
        SEC. 13-160-269 PROVIDE APPROVED ELECTRO-MAGNETIC LOCKING DEVICES ON EXIT DOOR(S). SUBMIT THREE (3) SETS OF PLANS TO THE BUREAU OF FIRE PREVENTION AND OBTAIN APPROVAL BEFORE STARTING WORK.
        32ND FLOOR WEST SIDE

0107    001451
        SEC. 13-160-269 REMOVED UNAPPROVED ELECTRO-MAGNETIC LOCKING DEVICE(S). 31ST FLOOR PRESENTATION ROOM

0108    001449
        SEC. 13-160-269 PROVIDE APPROVED ELECTRO-MAGNETIC LOCKING DEVICES ON EXIT DOORS(S). SUBMIT THREE (3) SETS OF PLANS TO THE BUREAU OF FIRE PREVENTION AND OBTAIN APPROVAL BEFORE STARTING WORK.
        31ST FLOOR PRESENTATION ROOM

AREA   C01                  CITY OF CHICAGO                    ICN  3045231
    -------            BUREAU OF FIRE PREVENTION                  -----------
                         444 NO. DEARBORN ST.
                          CHICAGO, IL 60610
RAYMOND E. OROZCO                                                   [SEAL]
Fire Commissioner

JOHN T. ORMOND
Deputy Fire Commissioner


COMPASS MANAGEMENT                       DATE OF INSPECTION   11/01/96
T.J. BROOKOVER, MGR.                                       --------------------
333 W. WACKER                            DATE OF NOTICE       11/18/96
ROOM 880                                               ------------------------
CHICAGO IL 60606                         WIDTH 00720 LENGTH 00360 HEIGHT 036 04
                                              -------      -------      -------
                                         BLDG NO  00000  TENANT NO.
                                                ---------          ------------
                                         FLOOR 000 ROOM         TYPE  AN
                                              -----    ---------    -----------
                                         CONS'T   R    BADGE NO.   124
                                               --------         ---------------
                                         OCCUP CLASS   E100  M001
                                                    ---------------------------


You are hereby notified as owner, agent, lessee or occupant of the structure
located at        00333 W. WACKER
          ---------------------------------------------------------------------

0109    001451
        SEC. 13-160-269 REMOVED UNAPPROVED ELECTRO-MAGNETIC LOCKING DEVICE(S). 30TH FLOOR RECEPTION (SENSOR)

0110    001449
        SEC. 13-160-269 PROVIDE APPROVED ELECTRO-MAGNETIC LOCKING DEVICES ON EXIT DOOR(S). SUBMIT THREE (3) SETS OF PLANS TO THE BUREAU OF FIRE PREVENTION AND OBTAIN APPROVAL BEFORE STARTING WORK.
        30TH FLOOR RECEPTION (SENSOR)

0111    001451
        SEC. 13-160-269 REMOVED UNAPPROVED ELECTRO-MAGNETIC LOCKING DEVICE(S). 29TH FLOOR AMERITECH SOUTH

0112    001449
        SEC. 13-160-269 PROVIDE APPROVED ELECTRO-MAGNETIC LOCKING DEVICES ON EXIT DOOR(S). SUBMIT THREE (3) SETS OF PLANS TO THE BUREAU OF FIRE PREVENTION AND OBTAIN APPROVAL BEFORE STARTING WORK.
        29TH FLOOR AMERITECH SOUTH

AREA   C01                  CITY OF CHICAGO                    ICN  3045231
    -------            BUREAU OF FIRE PREVENTION                  -----------
                         444 NO. DEARBORN ST.
                          CHICAGO, IL 60610
RAYMOND E. OROZCO                                                   [SEAL]
Fire Commissioner

JOHN T. ORMOND
Deputy Fire Commissioner


COMPASS MANAGEMENT                       DATE OF INSPECTION   11/01/96
T.J. BROOKOVER, MGR.                                       --------------------
333 W. WACKER                            DATE OF NOTICE       11/18/96
ROOM 880                                               ------------------------
CHICAGO IL 60606                         WIDTH 00720 LENGTH 00360 HEIGHT 036 04
                                              -------      -------      -------
                                         BLDG NO  00000  TENANT NO.
                                                ---------          ------------
                                         FLOOR 000 ROOM         TYPE  AN
                                              -----    ---------    -----------
                                         CONS'T   R    BADGE NO.   124
                                               --------         ---------------
                                         OCCUP CLASS   E100  M001
                                                    ---------------------------


You are hereby notified as owner, agent, lessee or occupant of the structure
located at        00333 W. WACKER
          ---------------------------------------------------------------------


0114    001449
        SEC. 13-160-269 PROVIDE APPROVED ELECTRO-MAGNETIC LOCKING DEVICES ON EXIT DOOR(S). SUBMIT THREE (3) SETS OF PLANS TO THE BUREAU OF FIRE PREVENTION AND OBTAIN APPROVAL BEFORE STARTING WORK.
        28TH FLOOR RECEPTION AREA NORTH

0115    001451
        SEC. 13-160-269 REMOVED UNAPPROVED ELECTRO-MAGNETIC LOCKING DEVICE(S). 27TH FLOOR RECEPTION SOUTH

0116    001449
        SEC. 13-160-269 PROVIDE APPROVED ELECTRO-MAGNETIC LOCKING DEVICES ON EXIT DOOR(S). SUBMIT THREE (3) SETS OF PLANS TO THE BUREAU OF FIRE PREVENTION AND OBTAIN APPROVAL BEFORE STARTING WORK.
        27TH FLOOR RECEPTION SOUTH

AREA   C01                  CITY OF CHICAGO                    ICN  3045231
    -------            BUREAU OF FIRE PREVENTION                  -----------
                         444 NO. DEARBORN ST.
                          CHICAGO, IL 60610
RAYMOND E. OROZCO                                                   [SEAL]
Fire Commissioner

JOHN T. ORMOND
Deputy Fire Commissioner


COMPASS MANAGEMENT                       DATE OF INSPECTION   11/01/96
T.J. BROOKOVER, MGR.                                       --------------------
333 W. WACKER                            DATE OF NOTICE       11/18/96
ROOM 880                                               ------------------------
CHICAGO IL 60606                         WIDTH 00720 LENGTH 00360 HEIGHT 036 04
                                              -------      -------      -------
                                         BLDG NO  00000  TENANT NO.
                                                ---------          ------------
                                         FLOOR 000 ROOM         TYPE  AN
                                              -----    ---------    -----------
                                         CONS'T   R    BADGE NO.   124
                                               --------         ---------------
                                         OCCUP CLASS   E100  M001
                                                    ---------------------------


You are hereby notified as owner, agent, lessee or occupant of the structure
located at        00333 W. WACKER
          ---------------------------------------------------------------------


0117    001451
        SEC. 13-160-269 REMOVED UNAPPROVED ELECTRO-MAGNETIC LOCKING DEVICE(S). 26TH FLOOR SOUTH

0118    001449
        SEC. 13-160-269 PROVIDE APPROVED ELECTRO-MAGNETIC LOCKING DEVICES ON EXIT DOOR(S). SUBMIT THREE (3) SETS OF PLANS TO THE BUREAU OF FIRE PREVENTION AND OBTAIN APPROVAL BEFORE STARTING WORK.
        26TH FLOOR SOUTH

0119    001870
        SEC. 15-4-870, 13-160-260, 2-36-280 KEEP ALL EXIT DOORS SO THAT THEY CAN BE EASILY OPENED FROM THE INSIDE WITHOUT THE USE OF A KEY OR ANY SPECIAL KNOWLEDGE.
        26TH FLOOR

AREA   C01                  CITY OF CHICAGO                    ICN  3045231
    -------            BUREAU OF FIRE PREVENTION                  -----------
                         444 NO. DEARBORN ST.
                          CHICAGO, IL 60610
RAYMOND E. OROZCO                                                   [SEAL]
Fire Commissioner

JOHN T. ORMOND
Deputy Fire Commissioner


COMPASS MANAGEMENT                       DATE OF INSPECTION   11/01/96
T.J. BROOKOVER, MGR.                                       --------------------
333 W. WACKER                            DATE OF NOTICE       11/18/96
ROOM 880                                               ------------------------
CHICAGO IL 60606                         WIDTH 00720 LENGTH 00360 HEIGHT 036 04
                                              -------      -------      -------
                                         BLDG NO  00000  TENANT NO.
                                                ---------          ------------
                                         FLOOR 000 ROOM         TYPE  AN
                                              -----    ---------    -----------
                                         CONS'T   R    BADGE NO.   124
                                               --------         ---------------
                                         OCCUP CLASS   E100  M001
                                                    ---------------------------


You are hereby notified as owner, agent, lessee or occupant of the structure
located at        00333 W. WACKER
          ---------------------------------------------------------------------


0120    001451
        SEC. 13-160-269 REMOVED UNAPPROVED ELECTRO-MAGNETIC LOCKING DEVICE(S). 17TH FIDELITY CAPITAL

0121    001449
        SEC. 13-160-269 PROVIDE APPROVED ELECTRO-MAGNETIC LOCKING DEVICES ON EXIT DOOR(S). SUBMIT THREE (3) SETS OF PLANS TO THE BUREAU OF FIRE PREVENTION AND OBTAIN APPROVAL BEFORE STARTING WORK.
        17TH FIDELITY CAPITAL

0122    001451
        SEC. 13-160-269 REMOVED UNAPPROVED ELECTRO-MAGNETIC LOCKING DEVICE(S). 16TH FLOOR GOVERNOR CAPITAL

0123    001449
        SEC. 13-160-269 PROVIDE APPROVED ELECTRO-MAGNETIC LOCKING DEVICES ON EXIT DOOR(S). SUBMIT THREE (3) SETS OF PLANS TO THE BUREAU OF FIRE PREVENTION AND OBTAIN APPROVAL BEFORE STARTING WORK.
        16TH FLOOR GOVERNOR CAPITAL

AREA   C01                  CITY OF CHICAGO                    ICN  3045231
    -------            BUREAU OF FIRE PREVENTION                  -----------
                         444 NO. DEARBORN ST.
                          CHICAGO, IL 60610
RAYMOND E. OROZCO                                                   [SEAL]
Fire Commissioner

JOHN T. ORMOND
Deputy Fire Commissioner


COMPASS MANAGEMENT                       DATE OF INSPECTION   11/01/96
T.J. BROOKOVER, MGR.                                       --------------------
333 W. WACKER                            DATE OF NOTICE       11/18/96
ROOM 880                                               ------------------------
CHICAGO IL 60606                         WIDTH 00720 LENGTH 00360 HEIGHT 036 04
                                              -------      -------      -------
                                         BLDG NO  00000  TENANT NO.
                                                ---------          ------------
                                         FLOOR 000 ROOM         TYPE  AN
                                              -----    ---------    -----------
                                         CONS'T   R    BADGE NO.   124
                                               --------         ---------------
                                         OCCUP CLASS   E100  M001
                                                    ---------------------------


You are hereby notified as owner, agent, lessee or occupant of the structure
located at        00333 W. WACKER
          ---------------------------------------------------------------------


0124    001451
        SEC. 13-160-269 REMOVED UNAPPROVED ELECTRO-MAGNETIC LOCKING DEVICE(S). 15TH FLOOR TEKRA PAK

0125    001449
        SEC. 13-160-269 PROVIDE APPROVED ELECTRO-MAGNETIC LOCKING DEVICES ON EXIT DOOR(S). SUBMIT THREE (3) SETS OF PLANS TO THE BUREAU OF FIRE PREVENTION AND OBTAIN APPROVAL BEFORE STARTING WORK.
        15TH FLOOR TEKRA PAK

0126    001870
        SEC. 15-4-870, 13-160-260, 2-36-280 KEEP ALL EXIT DOORS SO THAT THEY CAN BE EASILY OPENED FROM THE INSIDE WITHOUT THE USE OF A KEY OR ANY SPECIAL KNOWLEDGE.
        15TH FLOOR

AREA   C01                  CITY OF CHICAGO                    ICN  3045231
    -------            BUREAU OF FIRE PREVENTION                  -----------
                         444 NO. DEARBORN ST.
                          CHICAGO, IL 60610
RAYMOND E. OROZCO                                                   [SEAL]
Fire Commissioner

JOHN T. ORMOND
Deputy Fire Commissioner


COMPASS MANAGEMENT                       DATE OF INSPECTION   11/01/96
T.J. BROOKOVER, MGR.                                       --------------------
333 W. WACKER                            DATE OF NOTICE       11/18/96
ROOM 880                                               ------------------------
CHICAGO IL 60606                         WIDTH 00720 LENGTH 00360 HEIGHT 036 04
                                              -------      -------      -------
                                         BLDG NO  00000  TENANT NO.
                                                ---------          ------------
                                         FLOOR 000 ROOM         TYPE  AN
                                              -----    ---------    -----------
                                         CONS'T   R    BADGE NO.   124
                                               --------         ---------------
                                         OCCUP CLASS   E100  M001
                                                    ---------------------------


You are hereby notified as owner, agent, lessee or occupant of the structure
located at        00333 W. WACKER
          ---------------------------------------------------------------------


0127    001451
        SEC. 13-160-269 REMOVED UNAPPROVED ELECTRO-MAGNETIC LOCKING DEVICE(S). 14TH FLOOR CCA (SENSOR)

0128    001449
        SEC. 13-160-269 PROVIDE APPROVED ELECTRO-MAGNETIC LOCKING DEVICES ON EXIT DOOR(S). SUBMIT THREE (3) SETS OF PLANS TO THE BUREAU OF FIRE PREVENTION AND OBTAIN APPROVAL BEFORE STARTING WORK.
        14TH FLOOR CCA (SENSOR)

0129    001451
        SEC. 13-160-269 REMOVED UNAPPROVED ELECTRO-MAGNETIC LOCKING DEVICE(S). 12TH FLOOR CASSIDY SHADE

0130    001449
        SEC. 13-160-269 PROVIDE APPROVED ELECTRO-MAGNETIC LOCKING DEVICES ON EXIT DOOR(S). SUBMIT THREE (3) SETS OF PLANS TO THE BUREAU OF FIRE PREVENTION AND OBTAIN APPROVAL BEFORE STARTING WORK.
        12TH FLOOR CASSIDY SHADE

AREA   C01                  CITY OF CHICAGO                    ICN  3045231
    -------            BUREAU OF FIRE PREVENTION                  -----------
                         444 NO. DEARBORN ST.
                          CHICAGO, IL 60610
RAYMOND E. OROZCO                                                   [SEAL]
Fire Commissioner

JOHN T. ORMOND
Deputy Fire Commissioner


COMPASS MANAGEMENT                       DATE OF INSPECTION   11/01/96
T.J. BROOKOVER, MGR.                                       --------------------
333 W. WACKER                            DATE OF NOTICE       11/18/96
ROOM 880                                               ------------------------
CHICAGO IL 60606                         WIDTH 00720 LENGTH 00360 HEIGHT 036 04
                                              -------      -------      -------
                                         BLDG NO  00000  TENANT NO.
                                                ---------          ------------
                                         FLOOR 000 ROOM         TYPE  AN
                                              -----    ---------    -----------
                                         CONS'T   R    BADGE NO.   124
                                               --------         ---------------
                                         OCCUP CLASS   E100  M001
                                                    ---------------------------


You are hereby notified as owner, agent, lessee or occupant of the structure
located at        00333 W. WACKER
          ---------------------------------------------------------------------


0131    001870
        SEC. 15-4-870, 13-160-260, 2-36-280 KEEP ALL EXIT DOORS SO THAT THEY CAN BE EASILY OPENED FROM THE INSIDE WITHOUT THE USE OF A KEY OR ANY SPECIAL KNOWLEDGE.
        7TH FLOOR

        Questions regarding this notice can be answered by calling 744-4716

        ******  Remember Smoke Detectors save lives  ******

        PLEASE NOTE:  NO PARKING ON FIRE DEPARTMENT PROPERTY

                              Exhibit 5.4(b)(1)


                             TENANT ESTOPPEL FORM


Overseas Partners Capital Corp.
c/o COMPASS Management and Leasing, Inc.
333 West Wacker Drive, Suite 880
Chicago, Illinois  60606


Re:     Lease dated             , 199 __ (the "Lease") between 333 Wacker Drive
        Limited Partnership ("Landlord"), and ________________________("Tenant")


Gentlemen:

        The undersigned Tenant understands that you or your assigns intend to acquire that property located at 333 West Wacker Drive, Chicago, Illinois (the "Property") from 333 Wacker Drive Limited Partnership. The undersigned Tenant does hereby certify to you as follows:


        A. A true and correct copy of the Lease along with all amendments, modifications and supplements (other than parking agreements) with respect thereto is attached hereto as Exhibit A.


        B. The Lease is in full force and effect and has not been modified, supplemented, or amended except as follows:

                _______________________________________________________________
                _______________________________________________________________
                ______________________________________________________________.


        C. Tenant has not given Landlord written notice of any dispute between Landlord and Tenant and no dispute which would serve as a basis for any such notice exists. To the best of Tenant's knowledge, Landlord is not in default under the Lease.


        D. Tenant does not claim any offsets or credits against rents payable under the Lease.


        E. Tenant has not paid a security or other deposit with respect to the Lease, except as follows: ________________________________.

        F.      Tenant has fully paid rent on account of the month of
                ______________.


        G. Tenant has not paid any rentals in advance except for the current month of _____________, 199__.


        H. The current monthly base rent payable under the Lease is $____________.


        I. The Lease shall remain in full force and effect through _________________, and the Tenant has no options to renew or extend the term of the Lease except as expressly provided in the Lease.


        J. All improvements, additions and alterations required to be made by Landlord as of the date hereof with respect to the Premises have been fully completed by Landlord and are acceptable to Tenant except for _________________________.


        Tenant makes the above statements for the benefit and protection of Purchaser with the intent and understanding that they will be relied upon by Purchaser and its successors and assigns.


Date:   _____________________




                                TENANT: ________________________

                                        By: ____________________

                              Exhibit 5.4(b)(2)

                             SELLER ESTOPPEL FORM



Overseas Partners Capital Corp.
115 Perimeter Center Place
Suite 940
Atlanta, Georgia  30346


Re: Lease dated ___________, 199__ (the "Lease") between 333 Wacker Drive Limited Partnership ("Seller"), and _____________________ ("Tenant"), for those premises known as Suite ______ ("Premises") located at 333 West Wacker Drive, Chicago, Illinois (the "Property")


Gentlemen:

        In connection with your acquisition of the Property pursuant to that certain Purchase and Sale Agreement dated as of December __, 1996 between Seller and Overseas Partners Capital Corp. (the "Agreement"), the undersigned does hereby certify to you as follows:

        A. A true and correct copy of the Lease along with all amendments, modifications and supplements (other than parking agreements) with respect thereto is attached hereto as Exhibit A.

        B. The Lease is in full force and effect and has not been modified, supplemented, or amended except as follows:
                _______________________________________________________________
                ______________________________________________________________.

        C. Seller has not received written notice of any dispute between Seller and Tenant, and, to Seller's knowledge, no dispute which would serve as a basis for any such notice exists.

        D. To Seller's knowledge, Tenant does not claim any offsets or credits against rents payable under the Lease. Seller is not in material default under the Lease.

        E. Tenant has not paid a security or other deposit with respect to the Lease, except as follows: ____________________________.

        F.      Tenant has fully paid rent on account of the month of
                _____________________.

        G. Tenant has not paid any rentals in advance except for the current month of ___________, 199__.

        H. The current monthly base rent payable under the Lease is $____________.

        I. All improvements, additions, and alterations required to be made by Seller as of the date hereof with respect to the Premises have been fully completed by Seller and, to Seller's knowledge, are acceptable to Tenant except for ________________
                ____________________________________.

        J. The Lease shall remain in full force and effect through __________________, and the Tenant has no options to renew or extend the term of the Lease except as expressly provided in the Lease.

        References to the "knowledge" of Seller shall have the meaning specified in the Agreement.

        The certifications set forth herein shall survive the closing of the sale of the Property (the "Closing") and shall automatically expire and terminate on the earlier to occur of (a) the first anniversary of the Closing if no claim has theretofore been made hereunder, and (b) the receipt by you of an estoppel certificate from Tenant confirming in all material respects the matters set forth herein.

        Dated:  ____________________.



                                SELLER:

                                333 WACKER DRIVE LIMITED PARTNERSHIP, an
                                Illinois limited partnership

                                By: The Equitable Life Assurance Society of the United States, its general partner

                                        By:     ______________________________
                                        Name:   ______________________________
                                        Title:  ______________________________